--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                         Pre-Effective Amendment No.
               Post-Effective Amendment No. 27 (File No. 2-93801)


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                      Amendment No. 28 (File No. 811-4133)


                            ------------------------

                       IDS MANAGED RETIREMENT FUND, INC.
                IDS Tower 10, Minneapolis, Minnesota 55440-0010

                Leslie L. Ogg--901 S. Marquette Ave., Suite 2810
                           Minneapolis, MN 55402-3268
                                 (612) 330-9283

                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


It is proposed that this filing will become effective (check appropriate box)
 / /  immediately upon filing pursuant to paragraph (b)
 /X/  on Nov. 28, 1997 pursuant to paragraph (b)
 / /  60 days after filing pursuant to paragraph (a)(i)
 / /  on (date) pursuant to paragraph (a)(i)
 / /  75 days after filing pursuant to paragraph (a)(ii)
 / /  on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
 / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                            ------------------------


    IDS MANAGED ALLOCATION FUND, A SERIES OF THE REGISTRANT, HAS ADOPTED A MASTER/FEEDER OPERATING STRUCTURE. THIS POST-EFFECTIVE AMENDMENT INCLUDES A SIGNATURE PAGE FOR GROWTH AND INCOME TRUST, THE MASTER FUND.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Cross reference sheet showing the location in its prospectus and the Statement of Additional Information of the information called for by the items enumerated in Parts A and B of Form N-1A.

    Negative answers omitted from prospectus are so indicated.

                                     PART A


ITEM NO.                                     SECTION IN PROSPECTUS
---------- ------------------------------------------------------------------------------------------
 1         Cover page of prospectus

 2(a)      Sales charge and Fund expenses
  (b)      The Fund in brief
  (c)      The Fund in brief

 3(a)      Financial highlights
  (b)      NA
  (c)      Performance
  (d)      Financial highlights

 4(a)      The Fund in brief; Investment policies and risks; How the Fund and Portfolio are organized
  (b)      Investment policies and risks
  (c)      Investment policies and risks

 5(a)      Board members and officers; Board members and officers of the Fund (listing)
  (b)(i)   Investment manager; About American Express Financial Corporation--General Information
  (b)(ii)  Investment manager
  (b)(iii) Investment manager
  (c)      Portfolio manager
  (d)      Administrator and transfer agent
  (e)      Administrator and transfer agent
  (f)      Distributor
  (g)      Investment manager; About American Express Financial Corporation--General Information

5A(a)      *
  (b)      *

 6(a)      Shares; Voting rights
  (b)      NA
  (c)      NA
  (d)      Voting rights
  (e)      Cover page; Special shareholder services
  (f)      Dividends and capital gains distributions; Reinvestments
  (g)      Taxes
  (h)      Alternative sales arrangements; Special considerations regarding master/feeder structure

 7(a)      Distributor
  (b)      Valuing Fund shares
  (c)      How to purchase, exchange or redeem shares
  (d)      How to purchase shares
  (e)      NA
  (f)      Distributor
  (g)      Alternative purchase arrangements; Reductions and waivers of the sales charge

 8(a)      How to redeem shares
  (b)      NA
  (c)      How to purchase shares: Three ways to invest
  (d)      How to purchase, exchange or redeem shares: Redemption policies--"Important............. "

 9         None

                                     PART B


ITEM NO.                         SECTION IN STATEMENT OF ADDITIONAL INFORMATION
---------- ------------------------------------------------------------------------------------------
10         Cover page of SAI

11         Table of Contents

12         NA

13(a)      Additional Investment Policies; all appendices except Dollar-Cost Averaging
  (b)      Additional Investment Policies
  (c)      Additional Investment Policies
  (d)      Security Transactions

14(a)      Board members and officers of the Fund;** Board members and officers
  (b)      Board members and Officers
  (c)      Board members and Officers

15(a)      NA
  (b)      Principal Holders of Securities, if applicable
  (c)      Board members and Officers

16(a)(i)   How the Fund and Portfolio are organized; About American Express Financial Corporation**
  (a)(ii)  Agreements: Investment Management Services Agreement, Plan and Agreement of Distribution
  (a)(iii) Agreements: Investment Management Services Agreement
  (b)      Agreements: Investment Management Services Agreement
  (c)      NA
  (d)      Agreements: Administrative Services Agreement, Shareholder Service Agreement
  (e)      NA
  (f)      Agreements: Distribution Agreement
  (g)      NA
  (h)      Custodian; Independent Auditors
  (i)      Agreements: Transfer Agency Agreement; Custodian

17(a)      Security Transactions
  (b)      Brokerage Commissions Paid to Brokers Affiliated with American Express Financial
             Corporation
  (c)      Security Transactions
  (d)      Security Transactions
  (e)      Security Transactions

18(a)      Shares; Voting rights**
  (b)      NA

19(a)      Investing in the Fund
  (b)      Valuing Fund Shares; Investing in the Fund
  (c)      NA

20         Taxes

21(a)      Agreements: Distribution Agreement
  (b)      NA
  (c)      NA

22(a)      Performance Information (for money market funds only)
  (b)      Performance Information (for all funds except money market funds)

23         Financial Statements


------------------------

*   Designates information is located in annual report.

**  Designates location in prospectus.

IDS

MANAGED ALLOCATION

FUND


Prospectus/Nov. 28, 1997


The goal of IDS Managed Allocation Fund, a part of IDS Managed Retirement Fund, Inc., is to maximize total return through a combination of growth of capital and current income.


THE FUND SEEKS TO ACHIEVE ITS GOAL BY INVESTING ALL OF ITS ASSETS IN TOTAL RETURN PORTFOLIO OF GROWTH AND INCOME TRUST. THE PORTFOLIO IS MANAGED BY AMERICAN EXPRESS FINANCIAL CORPORATION AND HAS THE SAME GOAL AS THE FUND. THIS ARRANGEMENT IS COMMONLY KNOWN AS A MASTER/FEEDER STRUCTURE.


This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.


Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Please note that the Fund:



- is not a bank deposit

- is not federally insured

- is not endorsed by any bank or government agency

- is not guaranteed to achieve its goal


American Express Shareholder Service
P.O. Box 534 Minneapolis, MN 55440-0534 800-862-7919 TTY: 800-846-4852
Web site address: http://www.americanexpress.com/advisors

     TABLE OF CONTENTS

     THE FUND IN BRIEF                               3P
     Goal                                            3P
     Investment policies and risks                   3P
     Structure of the Fund                           3P
     Manager and distributor                         4P
     Portfolio management team                       4P
     Alternative purchase arrangements               5P

     SALES CHARGE AND FUND EXPENSES                  6P

     PERFORMANCE                                     8P
     Financial highlights                            8P
     Total return                                   10P

     INVESTMENT POLICIES AND RISKS                  12P
     Facts about investments and their risks        12P
     Valuing Fund shares                            16P

     HOW TO PURCHASE, EXCHANGE OR REDEEM SHARES     18P
     Alternative purchase arrangements              18P
     How to purchase shares                         20P
     How to exchange shares                         23P
     How to redeem shares                           23P
     Reductions and waivers of the sales charge     28P

     SPECIAL SHAREHOLDER SERVICES                   33P
     Services                                       33P
     Quick telephone reference                      33P

     DISTRIBUTIONS AND TAXES                        34P
     Dividend and capital gain distributions        34P
     Reinvestments                                  35P
     Taxes                                          36P
     How to determine the correct TIN               38P

     HOW THE FUND AND PORTFOLIO ARE ORGANIZED       39P
     Shares                                         39P
     Voting rights                                  39P
     Shareholder meetings                           39P
     Special considerations regarding
      master/feeder structure                       40P
     Board members and officers                     42P
     Investment manager                             44P
     Administrator and transfer agent               44P
     Distributor                                    45P

     ABOUT AMERICAN EXPRESS FINANCIAL CORPORATION   46P
     General information                            46P

     APPENDICES                                     47P
     Descriptions of corporate bond ratings         47P
     Descriptions of derivative instruments         49P



2P

------------------------------
               The Fund in brief

               GOAL


               IDS Managed Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income. It does so by investing all of its assets in Total Return Portfolio (the Portfolio) of Growth and Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goal. Because any investment involves risk, achieving this goal cannot be guaranteed. The goal can be changed only by holders of a majority of outstanding securities.


               The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

               INVESTMENT POLICIES AND RISKS


               Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio invests in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Portfolio provides diversification among these major investment categories. The Portfolio has a target mix that represents the way the investments will be allocated over the long term. This mix will vary over short-term periods based on the management team's outlook for the different markets. The Portfolio may also use derivative instruments. Some of the Portfolio's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."


               STRUCTURE OF THE FUND


               This Fund uses what is commonly known as a master/ feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and


                                                                              3P

               The Fund in brief

               investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                               Investors buy shares in the Fund
                                               :
                                               :
                               The Fund invests in the Portfolio
                                               :
                                               :
                             The Portfolio invests in securities,
                                    such as stocks or bonds

               MANAGER AND DISTRIBUTOR


               The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $70 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly owned subsidiary of AEFC.


               PORTFOLIO MANAGEMENT TEAM


               To determine the appropriate allocation of assets in the Portfolio, an asset allocation team has been established. As portfolio manager, Steve Merrell leads this team. In addition to Steve, the team is comprised of Peter Anderson, Fred Quirsfeld and Peter Lamaison.



               Steve Merrell has served as portfolio manager for the Portfolio since September 1997 and as fixed income securities specialist since December 1995. He joined AEFC in 1991 and has managed IDS Life Special Income Fund since that time. Steve serves as vice president and senior portfolio manager.



               Peter Anderson advises the portfolio manager on domestic equities for the Portfolio. He joined AEFC in 1982. He was president of American Express Asset Management Group Inc. from 1985 to 1993 and has been chairman of the board since 1993.



               Frederick Quirsfeld advises the portfolio manager on domestic fixed income securities for the Portfolio. He joined AEFC in 1985. He serves as vice president and senior portfolio manager and has managed IDS Bond Fund since 1985.


4P

               Peter Lamaison advises the portfolio manager on international equities for the Portfolio. He joined AEFC in 1981 and has since served as president, chief executive officer and chief investment officer of American Express Asset Management International Inc.



               Day-to-day management for the various asset classes held by the Portfolio is the responsibility of the following managers:



               Guru Baliga has served as U.S. equities specialist for the assets of this Portfolio since December 1995. He joined AEFC in 1991 and serves as vice president and senior portfolio manager. He became portfolio manager of IDS Blue Chip Advantage Fund in 1994. He also is portfolio manager of Aggressive Growth Portfolio, IDS Small Company Index Fund and American Express Asset Management Group accounts.



               Mark Hays and John O'Brien, the "London Team," provide portfolio management for the international equities portion of the Portfolio. Mark joined AEFC in 1984, and John joined AEFC in 1988.



               In addition to serving as portfolio manager for the team, Steve Merrell provides day-to-day portfolio management for the fixed income portion of the Portfolio.


               ALTERNATIVE PURCHASE ARRANGEMENTS

               The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

                                                                              5P

---------------------------
               Sales charge and Fund expenses

               Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

 SHAREHOLDER TRANSACTION EXPENSES
                                          CLASS A   CLASS B     CLASS Y

Maximum sales charge on purchases*
(as a percentage of offering price).....        5%        0%           0%

Maximum deferred sales charge imposed on
redemptions
(as a percentage of original purchase
price)..................................        0%        5%           0%
----------------------------------------------------


 ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                          CLASS A   CLASS B     CLASS Y

 Management fee**.......................     0.47%     0.47%        0.47%
 12b-1 fee..............................     0.00%     0.75%        0.00%
 Other expenses***......................     0.37%     0.38%        0.30%
 Total****..............................     0.84%     1.60%        0.77%



   * This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."

  ** The management fee is paid by the Trust on behalf of the Portfolio. It includes the impact of a performance fee that decreased the management fee by 0.02% in fiscal year 1997.

 *** Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other non-advisory expenses. Class Y expenses have been restated to reflect the 0.10% shareholder services fee effective on May 9, 1997.

**** The Fund changed to a master/feeder structure on May 13, 1996. The board considered whether the aggregate expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the type of securities being held by the Portfolio. AEFC has agreed to pay the small additional costs required to use a master/feeder structure to manage the investment portfolio during the first year of its operation and half of such costs in the second year. These additional costs may be more than offset in subsequent years if the assets being managed increase.

6P

               EXAMPLE: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:


                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS

 Class A                            $ 58    $ 75     $  94    $  149

 Class B                            $ 66    $ 91     $ 107    $  170**

 Class B*                           $ 16    $ 51     $  87    $  170**

 Class Y                            $  8    $ 25     $  43    $   96


 * Assuming Class B shares are not redeemed at the end of the period.

** Based on conversion of Class B shares to Class A shares after eight years.

               THIS EXAMPLE DOES NOT REPRESENT ACTUAL EXPENSES, PAST OR FUTURE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

                                                                              7P

-------------------------------------------
                  Performance

                   FINANCIAL HIGHLIGHTS

                               FISCAL PERIOD ENDED SEPT. 30,
                              PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                                         CLASS A
                          1997     1996(b)      1995      1994      1993      1992      1991      1990      1989     1988     1987
Net asset value,        $12.20      $12.19    $11.29    $12.16    $11.91    $11.08     $9.01    $10.05     $7.48    $6.82    $6.95
beginning of period
                        INCOME FROM INVESTMENT OPERATIONS:
Net investment income      .32         .24       .21       .13       .17       .21       .20       .27       .26      .16      .13
(loss)
Net gains (losses)        1.97         .58      1.65       .03      1.07      2.04      2.45      (.39)     2.51      .66     (.13)
(both realized and
unrealized)
Total from investment     2.29         .82      1.86       .16      1.24      2.25      2.65      (.12)     2.77      .82       --
operations
                        LESS DISTRIBUTIONS:
Dividends from net        (.32)       (.23)     (.16)     (.12)     (.19)     (.21)     (.27)     (.25)     (.20)    (.16)    (.13)
investment income
Distributions from       (1.49)       (.58)     (.80)     (.90)     (.80)    (1.20)     (.31)     (.67)       --       --       --
realized gains
Excess distributions        --          --        --      (.01)       --      (.01)       --        --        --       --       --
of realized gains
Total distributions      (1.81)       (.81)     (.96)    (1.03)     (.99)    (1.42)     (.58)     (.92)     (.20)    (.16)    (.13)
Net asset value, end    $12.68      $12.20    $12.19    $11.29    $12.16    $11.91    $11.08     $9.01    $10.05    $7.48    $6.82
of period

                        RATIOS/SUPPLEMENTAL DATA
                                                                         CLASS A
                          1997     1996(b)      1995      1994      1993      1992      1991      1990      1989     1988     1987
Net assets, end of      $2,639      $2,523    $2,602    $2,252    $1,845    $1,425    $1,007      $715      $700     $644     $673
period (in millions)
Ratio of expenses to      .84%      .80%(d)     .83%      .85%      .83%      .85%      .90%      .90%      .92%     .88%     .88%
average daily net
assets(c)
Ratio of net income      2.55%     2.29%(d)    1.85%     1.13%     1.46%     1.94%     1.98%     2.94%     2.82%    2.07%    1.83%
(loss) to average
daily net assets
Portfolio turnover         99%        142%       90%       66%       61%       46%       81%       78%       73%     102%      87%
rate (excluding
short-term securities)
for the underlying
Portfolio
Total return(e)          20.8%        7.1%     18.0%      1.0%     11.2%     22.3%     30.9%     (1.2%)    37.3%    12.0%    (0.3%)
Average brokerage       $.0339    $.0303          --        --        --        --        --        --        --       --       --
commission rate for
the underlying
Portfolio(f)



(a)For a share outstanding throughout the period. Rounded to the nearest cent.


(b)The Fund's fiscal year-end was changed from Nov. 30 to Sept. 30, effective 1996.


(c)Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)Adjusted to an annual basis.
(e)Total return does not reflect payment of a sales charge.

(f)Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


8P

                                               FISCAL PERIOD ENDED SEPT. 30,
                                               PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                           CLASS B                               CLASS Y
                                                   1997     1996(b)     1995(c)       1997        1996(b)        1995(c)

Net asset value, beginning of period             $12.15   $12.16      $10.41        $12.20      $12.19         $10.41

                                               INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                        .23      .15         .11           .33         .26            .16

Net gains (losses) (both realized and              1.97      .57        1.74          1.97         .58           1.76
unrealized)

Total from investment operations                   2.20      .72        1.85          2.30         .84           1.92

                                               LESS DISTRIBUTIONS:

Dividends from net investment income               (.23)    (.15)       (.10)         (.33)       (.25)          (.14)

Distributions from realized gains                 (1.49)    (.58)         --         (1.49)       (.58)            --

Total distributions                               (1.72)    (.73)       (.10)        (1.82)       (.83)          (.14)

Net asset value, end of period                   $12.63   $12.15      $12.16        $12.68      $12.20         $12.19

                                               RATIOS/SUPPLEMENTAL DATA
                                                           CLASS B                               CLASS Y
                                                   1997     1996(b)     1995(c)       1997        1996(b)        1995(c)

Net assets, end of period (in millions)            $241     $163         $75          $118        $113           $115

Ratio of expenses to average daily net             1.60%    1.57%(e)    1.58%(e)       .71%        .63%(e)        .65%(e)
assets(d)
Ratio of net income (loss) to average daily        1.82%    1.61%(e)     .94%(e)      2.69%       2.45%(e)       1.95%(e)
net assets
Portfolio turnover rate (excluding short-term        99%     142%         90%           99%        142%            90%
securities) for the underlying Portfolio

Total return(f)                                    19.9%     6.5%       17.7%         20.9%        7.3%          18.4%

Average brokerage commission rate for the        $.0339   $.0303          --        $.0339      $.0303             --
underlying Portfolio(g)



(a)For a share outstanding throughout the period. Rounded to the nearest cent.


(b)The Fund's fiscal year-end was changed from Nov. 30 to Sept. 30, effective 1996.


(c)Inception date was March 20, 1995 for Class B and Class Y.

(d)Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e)Adjusted to an annual basis.
(f)Total return does not reflect payment of a sales charge.

(g)Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

                                                                              9P

               Performance

               TOTAL RETURNS

               TOTAL RETURN is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

               AVERAGE ANNUAL TOTAL RETURN is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


 AVERAGE ANNUAL TOTAL RETURNS
AS OF SEPT. 30, 1997

                                                 1 YEAR       SINCE     5 YEARS
PURCHASE MADE                                       AGO   INCEPTION         AGO   10 YEARS AGO

Managed Allocation:

  Class A                                       +14.75%       -- %      +11.56%        +11.31%

  Class B                                       +15.87%   +16.19%*          --%            --%

  Class Y                                       +20.94%   +18.52%*          --%            --%

 S&P 500                                        +40.43%   +31.28%**     +20.73%        +14.73%

 Lipper Flexible

  Portfolio Fund Index                          +23.55%   +19.51%**     +13.47%     +12.39%***



  *  Inception date was March 20, 1995.

 **  Measurement period started April 1, 1995.

***  Inception date was Dec. 31, 1987.

 CUMULATIVE TOTAL RETURNS
AS OF SEPT. 30, 1997

                                                 1 YEAR       SINCE     5 YEARS    10 YEARS
PURCHASE MADE                                       AGO   INCEPTION         AGO         AGO

Managed Allocation:

  Class A                                       +14.75%         --%     +72.82%    +192.19%

  Class B                                       +15.87%   +46.28%*          --%         --%

  Class Y                                       +20.94%   +53.81%*          --%         --%

 S&P 500                                        +40.43%   +99.51%**    +156.52%    +295.09%

 Lipper Flexible

   Portfolio Fund Index                         +23.55%   +56.15%**     +88.08%   +213.04%***



  *  Inception date was March 20, 1995.

 **  Measurement period started April 1, 1995.

***  Inception date was Dec. 31, 1987.

10P

               These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.


               For purposes of calculation, information about the Fund assumes:

                  - a sales charge of 5% for Class A shares

                  - redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares

                  - no sales charge for Class Y shares

                  - no adjustments for taxes an investor may have paid on the reinvested income and capital gains

                  - a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.


               Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


               Lipper Flexible Portfolio Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                                                                             11P

------------------------------
               Investment policies and risks


               The policies described below apply both to the Fund and the Portfolio. The Portfolio allocates its investments generally among four asset classes (each of which has its own particular risk attributes): U.S. equities, U.S. and foreign debt securities, foreign equity securities and cash. It may use derivative instruments and make investments not in these classes. The portion to be invested in each class is determined by the investment management team based on its judgment as to which mix of assets will provide the most favorable total return. That mix, called the Market mix, may be reset periodically, and is expected to be reset at least once every 12 to 18 months.



               Day-to-day, the asset mix will vary from the Market mix but will remain within the ranges described below.



                                                           RANGE    MARKET MIX

                U.S. equity securities                    25-75%           39%

                U.S. and foreign debt securities          10-50            40

                foreign equity securities                 10-50            21

                cash                                       0-30             0




               No more than 15% of the Portfolio's total assets will be invested in below investment-grade debt securities and no more than 50% will be invested in foreign securities. The Portfolio seeks to reduce its overall risk by diversification but its performance will be affected by many factors.



               The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.


               FACTS ABOUT INVESTMENTS AND THEIR RISKS

               COMMON STOCKS: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole.

               PREFERRED STOCKS: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

               CONVERTIBLE SECURITIES: These securities generally are preferred stocks or bonds that can be exchanged for

12P
               other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.


               DEBT SECURITIES: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. These bonds have greater price fluctuations, are more likely to experience a default and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, the Portfolio relies both on independent rating agencies and on the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.



                BOND RATINGS AND HOLDINGS FOR FISCAL 1997

                                                                PERCENT OF
                                                                NET ASSETS IN
                           S&P RATING   PROTECTION OF           UNRATED
               PERCENT OF  (OR MOODY'S  PRINCIPAL AND           SECURITIES
               NET ASSETS  EQUIVALENT)  INTEREST                ASSESSED BY AEFC

               6.27%       AAA          Highest quality              0.16%
               0.74        AA           High quality                   --
               0.79        A            Upper medium grade            0.01
               2.77        BBB          Medium grade                  0.03
               2.84        BB           Moderately speculative        0.36
               2.49        B            Speculative                   0.25
               0.73        CCC          Highly speculative            0.05
               --          CC           Poor quality                   --
               --          C            Lowest quality                 --
               --          D            In default                     --
               2.88        Unrated      Unrated securities            2.02



               (See the Appendix to this prospectus describing corporate bond ratings for further information.)



               DEBT SECURITIES SOLD AT A DEEP DISCOUNT: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. Because such securities do not pay current cash income, the market value of these securities may be subject to greater volatility than other debt securities. To comply with tax laws, the Portfolio has to recognize a


                                                                             13P

               Investment policies and risks


               computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.


               FOREIGN INVESTMENTS: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to currency fluctuations and political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The limited liquidity and price fluctuations in emerging markets could make investments in developing countries more volatile. The Portfolio may invest up to 50% of its total assets in foreign investments.


               TECHNOLOGY SECTOR: Stocks of companies that have, or are likely to develop, products, processes or services that will provide or benefit significantly from technological advances and improvements are subject to volatility and price fluctuations as the technology market sector increases or decreases in favor with the investing public. Technology-based issues are exposed to risks associated with economic conditions in that market sector. Due to competition, a less


14P
               diversified product line and other factors, companies that develop and/or rely on technology could become increasingly sensitive to down swings in the economy.



               DERIVATIVE INSTRUMENTS: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.


                                                                             15P

               Investment policies and risks


               SECURITIES AND OTHER INSTRUMENTS THAT ARE ILLIQUID: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.



               MONEY MARKET INSTRUMENTS: The Portfolio may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent to meet daily cash needs and if the investment manager decides that asset category is most appropriate.



               The investment policies described above may be changed by the boards.


               LENDING PORTFOLIO SECURITIES: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

               VALUING FUND SHARES

               The PUBLIC OFFERING PRICE is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

               The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

16P

               To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:


                  - Securities and assets with available market values are
                   valued on that basis



                  - Securities maturing in 60 days or less are valued at
                   amortized cost



                  - Assets without readily available market values are valued according to methods selected in good faith by the board


                                                                             17P

---------------------------
               How to purchase, exchange or redeem shares

               ALTERNATIVE PURCHASE ARRANGEMENTS

               The Fund offers three different classes of shares -- Class A, Class B and Class Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.


                         SALES CHARGE AND
                         DISTRIBUTION                          OTHER
                         (12b-1) FEE        SERVICE FEE        INFORMATION
               -----------------------------------------------------------

               CLASS A   Maximum initial    0.175% of          Initial sales
                         sales charge of    average daily      charge waived or
                         5%; no 12b-1 fee   net assets         reduced for
                                                               certain
                                                               purchases

               -----------------------------------------------------------

               CLASS B   No initial sales   0.175% of          Shares convert
                         charge; maximum    average daily      to Class A in
                         CDSC of 5%         net assets         the ninth year
                         declines to 0%                        of ownership;
                         after six years;                      CDSC waived in
                         12b-1 fee of                          certain
                         0.75% of average                      circumstances
                         daily net assets

               -----------------------------------------------------------
               CLASS Y   None               0.10% of average   Available only
                                            daily net assets   to certain
                                                               qualifying
                                                               institutional
                                                               investors




               CONVERSION OF CLASS B SHARES TO CLASS A SHARES -- During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.


18P

CONSIDERATIONS IN DETERMINING WHETHER TO PURCHASE CLASS A OR CLASS B SHARES -- You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                           SALES CHARGES ON PURCHASE OR REDEMPTION
               IF YOU PURCHASE CLASS A SHARES   IF YOU PURCHASE CLASS B SHARES

               - You will not have all of       - All of your money is
                your purchase price invested.    invested in shares of stock.
                Part of your purchase price      However, you will pay a sales
                will go to pay the sales         charge if you redeem your
                charge. You will not pay a       shares within six years of
                sales charge when you redeem     purchase.
                your shares.

               - You will be able to take       - No reductions of the sales
                advantage of reductions in       charge are available for
                the sales charge.                large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.


                                      ONGOING EXPENSES
               IF YOU PURCHASE CLASS A SHARES   IF YOU PURCHASE CLASS B SHARES

               - Your shares will have a        - The distribution and
                lower expense ratio than         transfer agency fees for
                Class B shares because Class     Class B will cause your
                A does not pay a distribution    shares to have a higher
                fee and the transfer agency      expense ratio and to pay
                fee for Class A is lower than    lower dividends than Class A
                the fee for Class B. As a        shares. In the ninth year of
                result, Class A shares will      ownership, Class B shares
                pay higher dividends than        will convert to Class A
                Class B shares.                  shares and you will no longer
                                                 be subject to higher fees.



You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

                                                                             19P

               How to purchase, exchange or redeem shares


               CLASS Y SHARES -- Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:


                  - Qualified employee benefit plans* if the plan:

               -- uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has

                  -- at least $10 million in plan assets or

                  -- 500 or more participants; or

               -- does not use daily transfer recordkeeping and has

                  -- at least $3 million invested in funds of the
                      IDS MUTUAL FUND GROUP or

                  -- 500 or more participants.

                  - Trust companies or similar institutions, and charitable
                   organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

                  - Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.


                * Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


               HOW TO PURCHASE SHARES


               If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.



               IMPORTANT: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."


20P

               When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.


               PURCHASE POLICIES:

                  - Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

                  - The minimums allowed for investment may change from time to time.

                  - Wire orders can be accepted only on days when your bank,
                   AEFC, the Fund and Norwest Bank Minneapolis are open for business.

                  - Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

                  - AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

                  - You must pay any fee the bank charges for wiring.

                  - The Fund reserves the right to reject any application for any reason.

                  - If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                                                             21P

              How to purchase, exchange or redeem shares


THREE WAYS TO INVEST


--------------------------------------------------------------

               Send your check and      MINIMUM AMOUNTS
1              application (or your     Initial
BY REGULAR     name and account number  investment:     $2,000
ACCOUNT        if you have an           Additional
               established account)     investments:  $100
               to:                      Account balances:  $300*
               American Express         Qualified retirement
               Financial Advisors Inc.  accounts:          none
               P.O. Box 74
               Minneapolis, MN
               55440-0074
               Your financial advisor
               will help you with this
               process.
--------------------------------------------------------------
               Contact your financial   MINIMUM AMOUNTS
2              advisor to set up one    Initial investment: $100
BY SCHEDULED   of the following         Additional
INVESTMENT     scheduled plans:         investments:      $100/each
PLAN          - automatic payroll                        payment
               deduction                Account balances:   none
              - bank authorization        (on active plans of
              - direct deposit of         monthly payments)
               Social Security check    If account balance is
              - other plan approved by  below $2,000, frequency
               the Fund                 of payments must be at
                                        least monthly.
--------------------------------------------------------------

               If you have an           If this information is
3              established account,     not included, the order
BY WIRE        you may wire money to:   may be rejected and all
               Norwest Bank             money received by the
               Minneapolis              Fund, less any costs the
               Routing No. 091000019    Fund or AEFC incurs,
               Minneapolis, MN          will be returned
               Attn: Domestic Wire      promptly.
               Dept.                    MINIMUM AMOUNTS
               Give these               Each wire
               instructions:            investment: $1,000
               Credit IDS Account
               #00-30-015 for personal
               account # (your account
               number) for (your
               name).



                * If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you.


22P

               HOW TO EXCHANGE SHARES


               You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


               If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.


               For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


               HOW TO REDEEM SHARES

               You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

               When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.


               A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.


                                                                             23P

               How to purchase, exchange or redeem shares


               TWO WAYS TO REQUEST AN EXCHANGE OR REDEMPTION OF SHARES


--------------------------------------------------------------
               Include in your letter:  REGULAR MAIL:
1             - the name of the         American Express
BY LETTER      fund(s)                  Shareholder Service
              - the class of shares to  Attn: Redemptions
               be exchanged or          P.O. Box 534
               redeemed                 Minneapolis, MN
              - your account number(s)  55440-0534
               (for exchanges, both     EXPRESS MAIL:
               funds must be            American Express
               registered in the same   Shareholder Service
               ownership)               Attn: Redemptions
              - your Taxpayer           733 Marquette Ave.
               Identification Number    Minneapolis, MN 55402
               (TIN)
              - the dollar amount or
               number of shares you
               want to exchange or
               redeem
              - signature of all
               registered account
               owners
              - for redemptions,
               indicate how you want
               your money delivered to
               you
              - any paper certificates
               of shares you hold
--------------------------------------------------------------
              - The Fund and AEFC will   Each registered owner
2              honor any telephone       must sign the request.
BY PHONE       exchange or redemption   - AEFC answers phone
American       request believed to be    requests promptly, but
Express        authentic and will use    you may experience
Financial      reasonable procedures     delays when call volume
Advisors       to confirm that they      is high. If you are
Telephone      are. This includes        unable to get through,
Transaction    asking identifying        use mail procedure as
Service:       questions and tape        an alternative.
800-437-3133   recording calls. If      - Acting on your
 or            reasonable procedures     instructions, your
612-671-3800   are not followed, the     financial advisor may
               Fund or AEFC will be      conduct telephone
               liable for any loss       transactions on your
               resulting from            behalf.
               fraudulent requests.     - Phone privileges may
              - Phone exchange and       be modified or
               redemption privileges     discontinued at any
               automatically apply to    time.
               all accounts except       MINIMUM AMOUNT
               custodial, corporate or   Redemption:        $100
               qualified retirement      MAXIMUM AMOUNT
               accounts unless you       Redemption:     $50,000
               request these
               privileges NOT apply by
               writing American
               Express Shareholder
               Service.


24P

               EXCHANGE POLICIES:

                  - YOU MAY MAKE UP TO THREE EXCHANGES WITHIN ANY 30-DAY PERIOD,
                   WITH EACH LIMITED TO $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

                  - Exchanges must be made into the same class of shares of the new fund.

                  - If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

                  - Once we receive your exchange request, you cannot cancel it.

                  - Shares of the new fund may not be used on the same day for another exchange.

                  - If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

                  - AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

                                                                             25P

               How to purchase, exchange or redeem shares


               REDEMPTION POLICIES:

                  - A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

                  - A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

               IMPORTANT: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

26P

               THREE WAYS TO RECEIVE PAYMENT WHEN YOU REDEEM SHARES


--------------------------------------------------------------

1             - Mailed to the address on record.
BY REGULAR    - Payable to names listed on the account.
OR EXPRESS     NOTE: You will be charged a fee if you request
MAIL           express mail delivery.
--------------------------------------------------------------

2             - Minimum wire redemption: $1,000.
BY WIRE       - Request that money be wired to your bank.
              - Bank account must be in the same ownership as the
               IDS fund account.
               NOTE: Pre-authorization required.
               For instructions, contact your financial advisor
               or American Express Shareholder Service.
--------------------------------------------------------------

3             - Minimum payment: $50.
BY SCHEDULED  - Contact your financial advisor or American
PAYOUT PLAN    Express Shareholder Service to set up regular
               payments to you on a monthly, bimonthly,
               quarterly, semiannual or annual basis.
              - Purchasing new shares while under a payout plan
               may be disadvantageous because of the sales
               charges.


                                                                             27P

               How to purchase, exchange or redeem shares


               REDUCTIONS AND WAIVERS OF THE SALES CHARGE

               CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

               On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:


 TOTAL INVESTMENT        SALES CHARGE AS A PERCENTAGE OF:*
                                PUBLIC OFFERING   NET AMOUNT
                                PRICE             INVESTED

 Up to $50,000                        5.0%           5.26%

 Next $50,000                         4.5            4.71

 Next $400,000                        3.8            3.95

 Next $500,000                        2.0            2.04

 $1,000,000 or more                   0.0            0.00


                * To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

               REDUCTIONS OF THE SALES CHARGE ON CLASS A SHARES

               Your sales charge may be reduced, depending on the totals of:

                  - the amount you are investing in this Fund now,

                  - the amount of your existing investment in this Fund, if any,
                   and

                  - the amount you and your primary household group are
                   investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

               Other policies that affect your sales charge:

                  - IDS Tax-Free Money Fund and Class A shares of IDS Cash
                   Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

28P

                  - IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.


                  - If you intend to invest $1 million over a period of 13
                   months, you can reduce the sales charges in Class A by filing a letter of intent.

               For more details, see the SAI.

               WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

               Sales charges do not apply to:

                  - Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

                  - Current or retired American Express financial advisors,
                   their spouses and unmarried children under 21.


                  - Investors who have a business relationship with a newly
                   associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA, (2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.


                  - Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

               (Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


                  - Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.


                                                                             29P

               How to purchase, exchange or redeem shares


                  - Purchases made within 30 days after a redemption of shares
                   (up to the amount redeemed):


               -- of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or


               -- in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

               Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.


                  - Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.



                  - Purchases made through or under a "wrap fee" product
                   sponsored by AEFA (total amount of all investments must be $50,000); the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.



                  - Purchases made with the proceeds from IDS Life Real Estate
                   Variable Annuity surrenders through December 31, 1997.



                   * Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


30P

               CLASS B -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

               Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

IF A REDEMPTION IS            THE PERCENTAGE RATE FOR
MADE DURING THE               THE CDSC IS:

 First year                                  5%

 Second year                                 4%

 Third year                                  4%

 Fourth year                                 3%

 Fifth year                                  2%

 Sixth year                                  1%

 Seventh year                                0%

               If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

               The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

               Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital

                                                                             31P

                How to purchase, exchange or redeem shares


               gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

               WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

               The CDSC on Class B shares will be waived on redemptions of shares:

                  - In the event of the shareholder's death,

                  - Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,

                  - Held in a trusteed employee benefit plan,

                  - Held in IRAs or certain qualified plans for which American
                   Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

               -- at least 59 1/2 years old, and


               -- taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or



               -- redeeming under an approved substantially equal periodic payment arrangement.


32P

---------------------------
               Special shareholder services

               SERVICES

               To help you track and evaluate the performance of your investments, AEFC provides these services:

               QUARTERLY STATEMENTS listing all of your holdings and transactions during the previous three months.

               YEARLY TAX STATEMENTS featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

               A PERSONALIZED MUTUAL FUND PROGRESS REPORT detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

                 QUICK TELEPHONE REFERENCE


AMERICAN       Redemptions and exchanges, dividend           National/Minnesota:
EXPRESS        payments or reinvestments and automatic              800-437-3133
FINANCIAL      payment arrangements                         Mpls./St. Paul area:
ADVISORS                                                                671-3800
TELEPHONE
TRANSACTION
SERVICE
--------------------------------------------------------------------------------
TTY SERVICE    For the hearing impaired                             800-846-4852
--------------------------------------------------------------------------------
AMERICAN       Automated account information                        800-862-7919
EXPRESS        (TouchTone-Registered Trademark- phones
FINANCIAL      only), including current Fund prices and
ADVISORS EASY  performance, account values and recent
ACCESS LINE    account transactions
--------------------------------------------------------------------------------


                                                                             33P

---------------------------
               Distributions and taxes

               As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

               DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS


               The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you at the end of each calendar quarter as DIVIDENDS. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


               Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

34P

               REINVESTMENTS

               Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

                  - you request the Fund in writing or by phone to pay
                   distributions to you in cash, or


                  - you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.


               The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

               If you choose cash distributions, you will receive only those declared after your request has been processed.


               If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


                                                                             35P

               Distributions and taxes


               TAXES

               The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

               Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

               Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

               Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


               Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: 1) shares held more than one year but not more than 18 months and 2) shares held more than 18 months.


36P

               YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IS IMPORTANT. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.



               If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


                  - a $50 penalty for each failure to supply your correct TIN

                  - a civil penalty of $500 if you make a false statement that results in no backup withholding

                  - criminal penalties for falsifying information

               You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

                                                                             37P

               Distributions and taxes


                HOW TO DETERMINE THE CORRECT TIN

                         USE THE SOCIAL SECURITY OR
FOR THIS TYPE OF         EMPLOYER IDENTIFICATION
ACCOUNT:                 NUMBER OF:
------------------------------------------------------
Individual or joint      The individual or first
account                  person listed on the account

------------------------------------------------------
Custodian account of a   The minor
minor (Uniform
Gifts/Transfers to
Minors Act)

------------------------------------------------------
A living trust           The grantor-trustee
                         (the person who puts the
                         money into the trust)

------------------------------------------------------
An irrevocable trust,    The legal entity
pension trust or estate  (not the personal
                         representative or trustee,
                         unless no legal entity is
                         designated in the account
                         title)
------------------------------------------------------
Sole proprietorship      The owner

------------------------------------------------------
Partnership              The partnership

------------------------------------------------------
Corporate                The corporation

------------------------------------------------------
Association, club or     The organization
tax-exempt organization

------------------------------------------------------


               For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors' office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."



               IMPORTANT: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.


38P

---------------------------
               How the Fund and Portfolio are organized

               SHARES

               The Fund is owned by its shareholders. The Fund issues shares in three classes -- Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued.

               The Fund no longer issues stock certificates.

               VOTING RIGHTS

               As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

               SHAREHOLDER MEETINGS

               The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

                                                                             39P

               How the Fund and Portfolio are organized

               SPECIAL CONSIDERATIONS REGARDING
               MASTER/FEEDER STRUCTURE


               The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.



               BOARD CONSIDERATIONS: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goal, investment policies or restrictions without the same change being approved by the Fund.


40P

               OTHER FEEDERS: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

               Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

                                                                             41P

               How the Fund and Portfolio are organized


               SHAREHOLDER MEETINGS: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.


               BOARD MEMBERS AND OFFICERS


               Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the Trust which manages the investments of the Portfolio and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.


42P

                    INDEPENDENT BOARD MEMBERS AND OFFICERS



Chairman of         WILLIAM R. PEARCE*
the board           Chairman of the board, Board Services Corporation
                    (provides administrative services to boards including
                    the boards of the IDS and IDS Life funds and Master
                    Trust portfolios).

                    H. BREWSTER ATWATER, JR.
                    Former chairman and chief executive officer, General
                    Mills, Inc.

                    LYNNE V. CHENEY
                    Distinguished fellow, American Enterprise Institute for
                    Public Policy Research.

                    HEINZ F. HUTTER
                    Former president and chief operating officer, Cargill, Inc.

                    ANNE P. JONES
                    Attorney and telecommunications consultant.

                    ALAN K. SIMPSON
                    Former United States senator for Wyoming.

                    EDSON W. SPENCER
                    Former chairman and chief executive officer, Honeywell, Inc.

                    WHEELOCK WHITNEY
                    Chairman, Whitney Management Company.

                    C. ANGUS WURTELE
                    Chairman of the board, The Valspar Corporation.

                    OFFICER

Vice president,     LESLIE L. OGG*
general counsel     President, treasurer and corporate secretary of Board
and secretary       Services Corporation.

                    BOARD MEMBERS AND OFFICERS ASSOCIATED WITH AEFC

President           JOHN R. THOMAS*
                    Senior vice president, AEFC.

                    WILLIAM H. DUDLEY*
                    Senior advisor to the chief executive officer, AEFC.

                    DAVID R. HUBERS*
                    President and chief executive officer, AEFC.

                    OFFICERS ASSOCIATED WITH AEFC

Vice president      PETER J. ANDERSON*
                    Senior vice president, AEFC.

Treasurer           MELINDA S. URION*
                    Senior vice president and chief financial officer, AEFC.



Refer to the SAI for the board members' and officers' biographies.



* Interested persons as defined by the Investment Company Act of 1940.


                                                                             43P

               How the Fund and Portfolio are organized

               INVESTMENT MANAGER


               The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:


                                  ANNUAL RATE
ASSETS                            AT EACH ASSET
(BILLIONS)                        LEVEL

 First $0.50                              0.530%

 Next 0.50                                0.505

 Next 1.0                                 0.480

 Next 1.0                                 0.455

 Next 3.0                                 0.430

 Over 6.0                                 0.400

               This fee may be increased or decreased by a performance adjustment based on a comparison of performance of Class A shares of the Fund to the Lipper Flexible Portfolio Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis.


               For the fiscal year ended Sept. 30, 1997, the Portfolio paid AEFC a total investment management fee of 0.47% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.


               ADMINISTRATOR AND TRANSFER AGENT

               The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate beginning at 0.04% and decreasing to 0.02% as assets increase. The second agreement, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:

                  - Class A $15

                  - Class B $16

                  - Class Y $15

44P

               DISTRIBUTOR


               The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly owned subsidiary of AEFC. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.



               Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.


               Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.


               Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.



               Total expenses paid by the Fund's Class A shares for the fiscal year ended Sept. 30, 1997, were 0.84% of its average daily net assets. Expenses for Class B and Class Y were 1.60% and 0.71%, respectively.


                                                                             45P

------------------------------
               About American Express Financial Corporation

               GENERAL INFORMATION

               The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


               Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Sept. 30, 1997, were more than $171 billion.



               AEFA serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,500 advisors.


               Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

               AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

46P

---------------------------

               Appendix A



                DESCRIPTION OF CORPORATE BOND RATINGS



               Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.



     AAA/AAA Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

       AA/AA Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

           A Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

     BAA/BBB Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

       BA/BB Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

           B  Lack characteristics of more desirable
              investments. There may be small assurance over any long period of time of the payment of interest and principal.

     CAA/CCC Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

       CA/CC  Represent obligations that are highly
              speculative. Such issues are often in default or have other marked shortcomings.

           C  Are obligations with a higher degree of
              speculation. These securities have major risk exposures to default.

           D Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.


                                                                             47P

               Appendix A



               NON-RATED SECURITIES will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.



               DEFINITIONS OF ZERO-COUPON AND PAY-IN-KIND SECURITIES



               A ZERO-COUPON SECURITY is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.



               A PAY-IN-KIND SECURITY is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.


48P

---------------------------

               Appendix B


                 DESCRIPTIONS OF DERIVATIVE INSTRUMENTS

               What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.


               OPTIONS AND FUTURES CONTRACTS -- An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.



               ASSET-BACKED AND MORTGAGE-BACKED SECURITIES -- Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only
               (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.


                                                                             49P

               Appendix B



               INDEXED SECURITIES -- The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.



               INVERSE FLOATERS -- Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.



               STRUCTURED PRODUCTS -- Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.


50P

--------------------------------------------------------------------------------

     IDS MANAGED ALLOCATION FUND
     IDS Tower 10
     Minneapolis, MN 55440-0010

     Distributed by
     American Express
     Financial Advisors Inc.


     [PRINTED WITH SOY INK LOGO]                           S-6141 M (11/97)

                       IDS MANAGED RETIREMENT FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                      FOR

                          IDS MANAGED ALLOCATION FUND


                                 Nov. 28, 1997


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated Nov. 28, 1997, and it is to be used with the prospectus dated Nov. 28, 1997, and the Annual Report for the fiscal year ended Sept. 30, 1997.



S-6141-20 L (11/97)
[RECYCLED PAPER WITH A MINIMUM OF 10% POST-CONSUMER WASTE]

IDS MANAGED ALLOCATION FUND


                               TABLE OF CONTENTS


Goal and Investment Policies.................................... See Prospectus

Additional Investment Policies...........................                     3

Security Transactions....................................                     6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation...................                     9

Performance Information..................................                     9

Valuing Fund Shares......................................                    11

Investing in the Fund....................................                    12

Redeeming Shares.........................................                    16

Pay-out Plans............................................                    17

Taxes....................................................                    18

Agreements...............................................                    19

Organizational Information...............................                    23

Board Members and Officers...............................                    23

Compensation for Fund and Portfolio Board Members........                    27

Independent Auditors.....................................                    28

Financial Statements......................................... See Annual Report

Prospectus...............................................                    28

Appendix A: Foreign Currency Transactions................                    29

Appendix B: Options and Futures Contracts................                    34

Appendix C: Mortgage-Backed Securities...................                    40

Appendix D: Dollar-Cost Averaging........................                    41

IDS MANAGED ALLOCATION FUND


ADDITIONAL INVESTMENT POLICIES


IDS Managed Allocation Fund (the Fund) pursues its goal by investing all of its assets in Total Return Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.



Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.


Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:


'Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


'Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

IDS MANAGED ALLOCATION FUND


'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Make a loan of any part of its assets to American Express Financial Corporation
(AEFC), to the board members and officers of AEFC or to its own board members and officers.


'Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.



'Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.


'Issue senior securities, except this restriction shall not be deemed to prohibit the Portfolio from borrowing from banks, using options or futures contracts, lending its securities or entering into repurchase agreements.


Unless changed by the board, the Fund and Portfolio will not:



'Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

IDS MANAGED ALLOCATION FUND



'Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


'Invest more than 10% of its total assets in securities of investment companies.


'Invest in a company to control or manage it.

'Invest in exploration or development programs, such as oil, gas or mineral leases.


'Invest more than 5% of its net assets in warrants.



'Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

IDS MANAGED ALLOCATION FUND


The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.


The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.



For a discussion about foreign currency transactions, see Appendix A. For a discussion on options and futures contracts, see Appendix B. For a discussion on mortgage-backed securities, see Appendix C.


SECURITY TRANSACTIONS


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

IDS MANAGED ALLOCATION FUND



AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.



On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall

IDS MANAGED ALLOCATION FUND


execution. AEFC has represented the Fund that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.



All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.



Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


The Portfolio paid total brokerage commissions of $5,860,957 for the fiscal year ended Sept. 30, 1997, $7,372,053 for the fiscal period ended 1996, and $6,065,452 for the fiscal year ended 1995. Substantially all firms through whom transactions were executed provide research services.



In fiscal year 1997, transactions amounting to $10,089,000, on which $15,510 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.



As of the fiscal year ended Sept. 30, 1997, the Portfolio held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:



                                               Value of Securities
                                                    owned at
          Name of Issuer                       End of Fiscal Year
------------------------------------------------------------------
Bank of America                                    $40,217,180
Goldman Sachs                                       26,352,041
Morgan Stanley                                      12,965,672
Travelers Group                                      7,780,500

IDS MANAGED ALLOCATION FUND



The portfolio turnover rate was 99% in the fiscal year ended Sept. 30, 1997, and 142% in fiscal period ended Sept. 30, 1996. Higher turnover rates may result in higher brokerage expenses.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH
AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.


Information about brokerage commissions paid by the Portfolio for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:



                                                                                            For the
                                                                                            Fiscal       For the
                                                                                            Period       Fiscal Year
                                                                                            Ended Sept.  Ended Nov.
                                           For Fiscal Year Ended Sept. 30, 1997             30, 1996     30, 1995
--------------------------------------------------------------------------------------------------------------------
                                                                           Percent of
                                               Aggregate                   Aggregate        Aggregate    Aggregate
                                               Dollar                      Dollar Amount    Dollar       Dollar
                                               Amount of    Percent of     of Transactions  Amount of    Amount of
                                               Commissions  Aggregate      Involving        Commissions  Commissions
                                Nature of      Paid to      Brokerage      Payment of       Paid to      Paid to
Broker                          Affiliation    Broker       Commissions    Commissions      Broker       Broker
--------------------------------------------------------------------------------------------------------------------
American Express
 Investment Services Inc.                (1)    $ 314,054          5.36%          10.86%     $ 481,354    $ 220,073



(1) Wholly-owned subsidiary of AEFC.


PERFORMANCE INFORMATION


The Fund may quote various performance figures to illustrate past performance. Average annual total returns quotations used by the Fund are based on standardized methods of

IDS MANAGED ALLOCATION FUND

computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               n
                         P(1+T)  = ERV

where:    P  =   a hypothetical initial payment of $1,000
          T  =   average annual total return
          n  =   number of years
        ERV  =   ending redeemable value of a hypothetical $1,000
                 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                          ERV - P
                         ----------
                             P

where:    P  =  a hypothetical initial payment of $1,000
        ERV  =  ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

IDS MANAGED ALLOCATION FUND


VALUING FUND SHARES


The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Oct. 1, 1997, the first business day following the end of the fiscal period, the computation looked like this:



                    NET ASSETS BEFORE                            SHARES OUTSTANDING AT                 NET ASSET VALUE
                    SHAREHOLDER TRANSACTIONS                     END OF PREVIOUS DAY                   OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------
Class A                  $2,652,867,523           divided by           208,068,041          equals         $12.75
Class B                     242,441,765                                 19,104,946                          12.69
Class Y                     118,832,435                                  9,320,191                          12.75


In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

'Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

'Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

'Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

'Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

'Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.


'Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.


'Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates.

IDS MANAGED ALLOCATION FUND

Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.


'Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.



The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Oct. 1, 1997, was determined by dividing the net asset value of one share, $12.75, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $13.42. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.



Class A - Calculation of the Sales Charge


Sales charges are determined as follows:

                                                 Within each increment,
                                            sales charge as a percentage of:
                                         --------------------------------------
                                         Public Offering             Net
Amount of Investment                          Price            Amount Invested
-------------------------------------------------------------------------------
First          $   50,000                            5.0%                 5.26%
Next               50,000                            4.5                  4.71
Next              400,000                            3.8                  3.95
Next              500,000                            2.0                  2.04
               $1,000,000 or more                    0.0                  0.00

IDS MANAGED ALLOCATION FUND


Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                             On total investment, sales
                                             charge as a percentage of:
                                         -----------------------------------
                                             Public                Net
                                         Offering Price      Amount Invested
Amount of Investment                                ranges from:
----------------------------------------------------------------------------
First          $   50,000                        5.00%               5.26%
Next               50,000 to 100,000        5.00-4.50           5.26-4.71
Next              100,000 to 500,000        4.50-3.80           4.71-3.95
Next              500,000 to 999,999        3.80-2.00           3.95-2.04
               $1,000,000 or more           0.00                0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                                                  Number of
                                                                Participants
                                                              -----------------
Total Plan Assets                                             1-99  100 or more
-------------------------------------------------------------------------------
Less than $1 million                                           4%        0%
$1 million or more                                             0%        0%

IDS MANAGED ALLOCATION FUND



Class A - Reducing the Sales Charge


Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.


The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.


Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.


Class A - Letter of Intent (LOI)


If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

IDS MANAGED ALLOCATION FUND


Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments--monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.


For a discussion on dollar-cost averaging, see Appendix D.


Automatic Directed Dividends


Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership EXCEPT:


Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

IDS MANAGED ALLOCATION FUND


Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.


The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

DURING AN EMERGENCY, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or


'The SEC, under the provisions of the 1940 Act declares a period of emergency to exist.


Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the

IDS MANAGED ALLOCATION FUND

prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

IDS MANAGED ALLOCATION FUND


Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


TAXES



If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.


Retirement Accounts


If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund

IDS MANAGED ALLOCATION FUND


received from domestic (U.S.) securities. For the fiscal year ended Sept. 30, 1997, 10.61% of the Fund's net investment income dividends qualified for the corporate deduction.



Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.


Under federal tax law and an election made by the Fund under federal tax regulations, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Nov. 30 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement


The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule. The Fund pays its proportionate share of the fee.


Assets                Annual rate at
(billions)            each asset level
--------------------  ---------------------

First      $    0.50           0.530%
Next            0.50           0.505
Next             1.0           0.480
Next             1.0           0.455
Next             3.0           0.430
Over             6.0           0.400

IDS MANAGED ALLOCATION FUND



On Sept. 30, 1997, the daily rate applied to the Portfolio's net assets was equal to 0.484% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.



Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Flexible Portfolio Fund Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of Class A shares, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of the Fund's average net assets on an annual basis.


The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $532,639 for the fiscal year ended Sept. 30, 1997.



The management fee is paid monthly. Under the agreement, the total amount paid was $13,358,064 for the fiscal year ended Sept. 30, 1997, $9,405,244 for fiscal period ended Sept. 30, 1996, and $11,056,179 for fiscal year ended Nov. 30, 1995.



Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, Portfolio officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, nonadvisory expenses paid by the Fund and Portfolio were $1,051,745 for the

IDS MANAGED ALLOCATION FUND


fiscal year ended Sept. 30, 1997, $1,324,636 for fiscal period ended Sept. 30, 1996, and $1,586,796 for fiscal year ended Nov. 30, 1995.



In this section, prior to May 13, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid directly by the Portfolio.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                     Annual rate at
(billions)                 each asset level
----------------------     ----------------

First          $   0.50              0.040%
Next               0.50              0.035
Next               1.0               0.030
Next               1.0               0.025
Next               3.0               0.020
Over               6.0               0.020


On Sept. 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.031% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $897,986 for the fiscal year ended Sept. 30, 1997.


Transfer Agency Agreement


The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $3,537,704 for the fiscal year ended Sept. 30, 1997.

IDS MANAGED ALLOCATION FUND


Distribution Agreement


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $4,674,729 for the fiscal year ended Sept. 30, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $757,348. The amounts were $5,051,936 and $693,556 for fiscal period ended Sept. 30, 1996, and $7,341,893 and $1,448,083 for fiscal year ended Nov. 30, 1995.


Shareholder Service Agreement


The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.


Plan and Agreement of Distribution


For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.



The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Sept. 30, 1997, under the agreement, the Fund paid fees of $1,493,192.

IDS MANAGED ALLOCATION FUND



Custodian Agreement



The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.



The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in such other financial institutions as may be permitted by law and by the Portfolio's sub-custodian agreement.



TOTAL FEES AND EXPENSES



The Fund paid total fees and nonadvisory expenses, net of earnings credits of $25,118,345 for the fiscal year ended Sept. 30, 1997.


ORGANIZATIONAL INFORMATION

IDS Managed Retirement Fund, Inc., of which IDS Managed Allocation Fund is a part, is an open-end management investment company, as defined in the Investment Company Act of 1940. It was incorporated on Oct. 9, 1984 in Minnesota. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

BOARD MEMBERS AND OFFICERS


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards).



All shares have cumulative voting rights with respect to the election of board members.


H. BREWSTER ATWATER, JR.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

IDS MANAGED ALLOCATION FUND



LYNNE V. CHENEY'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.



Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources, and FPL Group, Inc. (holding company for Florida Power and Light).



WILLIAM H. DUDLEY**
Born in 1932
2900 IDS Tower
Minneapolis, MN



Senior advisor to the chief executive officer of AEFC.



DAVID R. HUBERS+**
Born in 1943
2900 IDS Tower
Minneapolis, MN



President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.



HEINZ F. HUTTER+'
Born in 1929
P.O. Box 2187
Minneapolis, MN


Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors.)

ANNE P. JONES
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

IDS MANAGED ALLOCATION FUND



WILLIAM R. PEARCE+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN



Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).



ALAN K. SIMPSON'
Born in 1931
1201 Sunshine Ave.
Cody, WY



Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).


EDSON W. SPENCER+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

JOHN R. THOMAS**
Born in 1937
2900 IDS Tower
Minneapolis, MN


Senior vice president of AEFC.


WHEELOCK WHITNEY+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

IDS MANAGED ALLOCATION FUND



C. ANGUS WURTELE'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN


Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).

+Member of executive committee.


'Member of joint audit committee.


*Interested person by reason of being an officer and employee of the Fund.

**Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is President, the Fund's other officers are:


LESLIE L. OGG
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC:

PETER J. ANDERSON
Born in 1942
IDS Tower 10
Minneapolis, MN


Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.

IDS MANAGED ALLOCATION FUND


MELINDA S. URION
Born in 1953
IDS Tower 10
Minneapolis, MN


Director, senior vice president and chief financial officer of AEFC. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Fund.



COMPENSATION FOR FUND AND PORTFOLIO BOARD MEMBERS



Members of the Fund board who are not officers of the Fund or AEFC receive an annual fee of $400 and the chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50, for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $4. Expenses for attending meetings are reimbursed.



Members of the Portfolio board who are not officers of the Portfolio or of AEFC receive an annual fee of $1,600 and the chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit and Personnel Committee $25 and for traveling from out-of-state $16. Expenses for attending meetings are reimbursed.



During the fiscal year ended Sept. 30, 1997, the independent members of the Fund and Portfolio boards, for attending up to 32 meetings, received the following compensation:


                               Compensation Table


                                                                                                                Total cash
                                                                  Pension or                                    compensation from
                                                                  Retirement                                    the IDS MUTUAL
                        Aggregate            Aggregate            benefits accrued as    Estimated annual       FUND GROUP and
                        compensation from    compensation from    Fund or Portfolio      benefit upon           Preferred Master
Board member            the Fund             the Portfolio        expenses               retirement             Trust Group
---------------------------------------------------------------------------------------------------------------------------------
H. Brewster Atwater,         $   1,154            $   2,266             $       0              $       0            $  90,300
  Jr. (Part of year)
Lynne V. Cheney                  1,213                2,472                     0                      0               95,800
Robert F. Froehlke               1,354                2,566                     0                      0              103,000
Heinz F. Hutter                  1,429                2,641                     0                      0              107,200
Anne P. Jones                    1,446                2,729                     0                      0              110,000
Melvin R. Laird                  1,229                2,488                     0                      0               97,000
Alan K. Simpson (Part            1,195                2,454                     0                      0               94,600
  of year)
Edson W. Spencer                 1,365                2,277                     0                      0              100,700
Wheelock Whitney                 1,479                2,691                     0                      0              110,400
C. Angus Wurtele                 1,504                2,716                     0                      0              111,600



On Sept. 30, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

IDS MANAGED ALLOCATION FUND



INDEPENDENT AUDITORS



The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1997, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


FINANCIAL STATEMENTS


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1997, pursuant to Section 30(d) of the 1940 Act are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


PROSPECTUS


The prospectus for IDS Managed Allocation Fund dated Nov. 28, 1997, is hereby incorporated in this SAI by reference.

IDS MANAGED ALLOCATION FUND



APPENDIX A
FOREIGN CURRENCY TRANSACTIONS


Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

SPOT RATES AND FORWARD CONTRACTS. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

IDS MANAGED ALLOCATION FUND


The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts.

At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and

IDS MANAGED ALLOCATION FUND

selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES. The Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options

IDS MANAGED ALLOCATION FUND

Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

FOREIGN CURRENCY FUTURES AND RELATED OPTIONS. The Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission
(CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

IDS MANAGED ALLOCATION FUND


The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

IDS MANAGED ALLOCATION FUND



APPENDIX B
OPTIONS AND FUTURES CONTRACTS


The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts and stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.


OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.


The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

BUYING OPTIONS. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus

IDS MANAGED ALLOCATION FUND

the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

WRITING COVERED OPTIONS. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:


'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.



'All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, or for put options if a decision is made to buy the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.



Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Fund is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.


If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

IDS MANAGED ALLOCATION FUND


Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. When the Portfolio writes such an option, the Custodian will segregate assets as appropriate to cover the option. These options may be more difficult to close. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the Portfolio expires or is exercised.


FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. Futures contracts are commodity contracts listed on commodity exchanges. They include contracts based on U.S. Treasury bonds and on Standard & Poor's 500 Index (S&P 500 Index). In the case of S&P 500 index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 X $500).


Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 X (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 X (152-150) or $1,000.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by the Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract is to allow the Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase,

IDS MANAGED ALLOCATION FUND

it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

The Portfolio may elect to close some or all of its contracts prior to expiration. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by the Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

IDS MANAGED ALLOCATION FUND


In addition, the Portfolio's investment manager could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.


OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.


The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.


OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.



TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat

IDS MANAGED ALLOCATION FUND


the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.


The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

IDS MANAGED ALLOCATION FUND



APPENDIX C
MORTGAGE-BACKED SECURITIES


A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.


Stripped Mortgage-Backed Securities.The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.



Mortgage-Backed Security Spread Options.The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

IDS MANAGED ALLOCATION FUND



APPENDIX D
DOLLAR-COST AVERAGING


A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


DOLLAR-COST AVERAGING

------------------------------------------------------------------------------

                                   MARKET
                                   PRICE
               REGULAR              OF A         SHARES
               INVESTMENT          SHARE         ACQUIRED
               ------------------------------------------
                    $  100        $  6.00           16.7
                       100           4.00           25.0
                       100           4.00           25.0
                       100           6.00           16.7
                       100           5.00           20.0
                     -----        --------       --------
                    $  500        $ 25.00          103.4

AVERAGE MARKET PRICE OF A SHARE OVER 5 PERIODS:
$5.00 ($25.00 DIVIDED BY 5).

THE AVERAGE PRICE YOU PAID FOR EACH SHARE:
$4.84 ($500 DIVIDED BY 103.4).

------------------------------------
                    Independent auditors' report

                   THE BOARD AND SHAREHOLDERS
                   IDS MANAGED RETIREMENT FUND, INC.:


                   We have audited the accompanying statement of assets and liabilities of IDS Managed Allocation Fund (a series of IDS Managed Retirement Fund, Inc.) as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and the ten-month period ended September 30, 1996, and the financial highlights for the year ended September 30, 1997 and the ten-month period ended September 30, 1996 and for each of the years in the nine-year period ended November 30, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



                   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Managed Allocation Fund at September 30, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                   KPMG Peat Marwick LLP
                   Minneapolis, Minnesota
                   November 7, 1997


              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)              9

------------------------------------
                     Financial statements


                   STATEMENT OF ASSETS AND LIABILITIES
                   IDS MANAGED ALLOCATION FUND
                   SEPT. 30, 1997



                     ASSETS
--------------------------------------------------------------------------
 Investment in Total Return Portfolio (Note 1)                                    $2,998,493,480
                                                                                  ---------------
 Total assets                                                                      2,998,493,480
                                                                                  ---------------
                                                                                  ---------------

                     LIABILITIES
--------------------------------------------------------------------------
 Accrued distribution fee                                                                  4,937

 Accrued service fee                                                                      14,101

 Accrued transfer agency fee                                                               9,400

 Accrued administrative services fee                                                       2,529

 Other accrued expenses                                                                  168,600
                                                                                  ---------------
 Total liabilities                                                                       199,567
                                                                                  ---------------
 Net assets applicable to outstanding capital stock                               $2,998,293,913
                                                                                  ---------------
                                                                                  ---------------

                     REPRESENTED BY
--------------------------------------------------------------------------
 Capital stock -- $.01 par value (Note 1)                                         $    2,364,932

 Additional paid-in capital                                                        2,315,617,412

 Undistributed net investment income                                                      71,009

 Accumulated net realized gain (loss)                                                337,881,864

 Unrealized appreciation (depreciation) on investments and on translation

    of assets and liabilities in foreign currencies                                  342,358,696
                                                                                  ---------------
 Total -- representing net assets applicable to outstanding capital stock         $2,998,293,913
                                                                                  ---------------
                                                                                  ---------------
 Net assets applicable to outstanding shares:       Class A                       $2,638,890,578

                                                    Class B                       $  241,201,931

                                                    Class Y                       $  118,201,404

 Net asset value per share of outstanding capital
     stock:                                         Class A shares   208,068,041  $        12.68

                                                    Class B shares    19,104,946  $        12.63

                                                    Class Y shares     9,320,191  $        12.68


See accompanying notes to financial statements.

10            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   STATEMENT OF OPERATIONS
                   IDS MANAGED ALLOCATION FUND
                   YEAR ENDED SEPT. 30, 1997



                     INVESTMENT INCOME
--------------------------------------------------------------------------
 Income:
 Dividends                                                                        $ 35,477,450
 Interest                                                                           62,824,744
    Less: Foreign taxes withheld                                                    (1,467,695)
                                                                                  -------------
 Total income                                                                       96,834,499
                                                                                  -------------
 Expenses (Note 2):
 Expenses allocated from Total Return Portfolio                                     14,119,283
 Distribution fee -- Class B                                                         1,493,192
 Transfer agency fee                                                                 3,514,153
 Incremental transfer agency fee -- Class B                                             23,551
 Service fee
    Class A                                                                          4,389,530
    Class B                                                                            346,382
    Class Y                                                                             46,928
 Administrative services fees and expenses                                             897,986
 Compensation of board members                                                          11,845
 Compensation of officers                                                                7,045
 Postage                                                                               211,222
 Registration fees                                                                     134,350
 Reports to shareholders                                                               132,166
 Audit fees                                                                              9,625
 Other                                                                                   7,192
                                                                                  -------------
 Total expenses                                                                     25,344,450
    Earnings credits on cash balances (Note 2)                                        (226,105)
                                                                                  -------------
 Total net expenses                                                                 25,118,345
                                                                                  -------------
 Investment income (loss) -- net                                                    71,716,154
                                                                                  -------------

                     REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------
 Net realized gain (loss) on:
    Security transactions                                                          347,472,704
    Financial futures contracts                                                     (2,231,292)
    Foreign currency transactions                                                      402,840
    Option contracts written                                                           (85,119)
                                                                                  -------------
 Net realized gain (loss) on investments                                           345,559,133
 Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies             122,452,877
                                                                                  -------------
 Net gain (loss) on investments and foreign currencies                             468,012,010
                                                                                  -------------
 Net increase (decrease) in net assets resulting from operations                  $539,728,164
                                                                                  -------------
                                                                                  -------------


See accompanying notes to financial statements.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             11

                    Financial statements

                   STATEMENTS OF CHANGES IN NET ASSETS
                   IDS MANAGED ALLOCATION FUND


                     OPERATIONS AND DISTRIBUTIONS                       SEPT. 30, 1997   SEPT. 30, 1996
------------------------------------------------------------------------------------

                                                                                             Ten-month
                                                                            Year ended    period ended
 Investment income (loss) -- net                                        $   71,716,154  $   53,050,579
 Net realized gain (loss) on investments                                   345,559,133     319,044,841
 Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies     122,452,877    (180,937,833)
                                                                        --------------  ---------------
 Net increase (decrease) in net assets resulting from operations           539,728,164     191,157,587
                                                                        --------------  ---------------
 Distributions to shareholders from:
    Net investment income
        Class A                                                            (65,540,801)    (47,854,778)
        Class B                                                             (3,907,527)     (1,808,151)
        Class Y                                                             (3,162,775)     (2,284,060)
    Net realized gain
        Class A                                                           (292,030,274)   (123,949,698)
        Class B                                                            (20,916,577)     (3,984,417)
        Class Y                                                            (13,571,619)     (5,524,806)
                                                                        --------------  ---------------
 Total distributions                                                      (399,129,573)   (185,405,910)
                                                                        --------------  ---------------

                     CAPITAL SHARE TRANSACTIONS (NOTE 3)
--------------------------------------------------------------------------
 Proceeds from sales
    Class A shares (Note 2)                                                196,359,438     255,329,365
    Class B shares                                                          78,101,366      99,960,524
    Class Y shares                                                          32,047,202      31,094,078
 Reinvestment of distributions at net asset value
    Class A shares                                                         354,268,365     170,362,163
    Class B shares                                                          24,680,194       5,759,750
    Class Y shares                                                          16,734,394       7,808,866
 Payments for redemptions
    Class A shares                                                        (558,247,028)   (507,852,195)
    Class B shares (Note 2)                                                (35,890,509)    (20,560,821)
    Class Y shares                                                         (48,656,445)    (40,841,448)
                                                                        --------------  ---------------
 Increase (decrease) in net assets from capital share transactions          59,396,977       1,060,282
                                                                        --------------  ---------------
 Total increase (decrease) in net assets                                   199,995,568       6,811,959
 Net assets at beginning of period                                       2,798,298,345   2,791,486,386
                                                                        --------------  ---------------
 Net assets at end of period                                             2,998,293,913   2,798,298,345
                                                                        --------------  ---------------
 Undistributed net investment income                                    $       71,009  $      338,844
                                                                        --------------  ---------------
                                                                        --------------  ---------------


See accompanying notes to financial statements.

12            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

----------------------------------------
                   Notes to financial statements


                   IDS MANAGED ALLOCATION FUND

--------------------------------------------------------------------------

1


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


                   IDS Managed Allocation Fund is a series of IDS Managed Retirement Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Managed Retirement Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.



                   All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.



                   INVESTMENT IN TOTAL RETURN PORTFOLIO



                   Effective May 13, 1996, the Fund began investing all of its assets in Total Return Portfolio (the Portfolio), a series of Growth and Income Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. Total Return Portfolio seeks to provide shareholders maximum total return through a combination of growth of capital and current income.



                   The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.



                   The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio.


              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             13

                   Notes to financial statements

                   IDS MANAGED ALLOCATION FUND


                   The percentage of the Portfolio owned by the Fund at Sept. 30, 1997 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.



                   USE OF ESTIMATES



                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.



                   FEDERAL TAXES



                   Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.



                   Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income
                   (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.



                   On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $627,114 and accumulated net realized gain has been decreased by $627,114.


14            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   DIVIDENDS TO SHAREHOLDERS



                   Dividends declared and paid each calendar quarter from net investment income are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.



-------------------------------------------------------------------

2


EXPENSES AND SALES CHARGES


                   In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:



                   Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for providing administrative services and serving as transfer agent. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.



                   Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:



                         - Class A $15



                         - Class B $16



                         - Class Y $15



                   Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.


              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             15

                   Notes to financial statements

                   IDS MANAGED ALLOCATION FUND


                   Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.



                   Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $4,504,516 for Class A and $170,213 for Class B for the year ended Sept. 30, 1997.



                   During the year ended Sept. 30, 1997, the Fund's transfer agency fees were reduced by $226,105 as a result of earnings credits from overnight cash balances.



-------------------------------------------------------------------

3


CAPITAL SHARE TRANSACTIONS


                   Transactions in shares of capital stock for the periods indicated are as follows:



                                               Year ended Sept. 30, 1997
                                             Class A     Class B       Class Y
------------------------------------------------------------------------------
Sold                                      16,320,731   6,502,486    2,643,368

Issued for reinvested distributions       31,097,328   2,176,773    1,468,689

Redeemed                                 (46,167,773) (2,976,311)  (4,038,230)
------------------------------------------------------------------------------
Net increase (decrease)                    1,250,286   5,702,948       73,827
------------------------------------------------------------------------------



                                            Ten months ended Sept. 30, 1996
                                             Class A     Class B       Class Y
------------------------------------------------------------------------------
Sold                                      21,638,843   8,496,240    2,625,252

Issued for reinvested distributions       14,606,625     494,566      669,065

Redeemed                                 (42,955,266) (1,743,550)  (3,458,284)
------------------------------------------------------------------------------
Net increase (decrease)                   (6,709,798)  7,247,256     (163,967)
------------------------------------------------------------------------------



--------------------------------------------------------------------------------

4


CHANGE OF FUND'S FISCAL YEAR


                   The By-Laws of the Fund were amended on Jan. 11, 1996, changing it's fiscal year end from Nov. 30 to Sept. 30, effective 1996.



-------------------------------------------------------------------

5


FINANCIAL HIGHLIGHTS


                   "Financial highlights" showing per share data and selected information is presented on pages 8 and 9 of the prospectus.


16            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

------------------------------------
                    Independent auditors' report

                   THE BOARD OF TRUSTEES AND UNITHOLDERS
                   GROWTH AND INCOME TRUST:


                   We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Total Return Portfolio (a series of Growth and Income Trust) as of September 30, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and for the period from May 13, 1996 (commencement of operations) to September 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.



                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



                   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Return Portfolio at September 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                   KPMG Peat Marwick LLP
                   Minneapolis, Minnesota
                   November 7, 1997


              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             17

------------------------------------
                     Financial statements


                   STATEMENT OF ASSETS AND LIABILITIES
                   TOTAL RETURN PORTFOLIO
                   SEPT. 30, 1997



                     ASSETS
-------------------------------------------------------------------
 Investments in securities, at value (Note 1)

 Investments in securities of unaffiliated issuers

    (identified cost $2,719,395,032)                $3,069,531,804

 Investments in securities of affiliated issuer

    (identified cost $13,079,176)                        5,857,500

 Dividends and accrued interest receivable              11,942,366

 Receivable for investment securities sold              52,365,358

 Unrealized appreciation on foreign currency
     contracts held, at value (Notes 1 and 4)               26,245

 U.S. government securities held as collateral
     (Note 5)                                            6,121,325
                                                    ---------------
 Total assets                                        3,145,844,598
                                                    ---------------

                     LIABILITIES
-------------------------------------------------------------------
 Disbursements in excess of cash on demand deposit

    (includes bank overdraft of $48,564,468)            49,525,597

 Payable for investment securities purchased            44,986,177

 Unrealized depreciation on foreign currency
     contracts held, at value (Notes 1 and 4)              112,220

 Payable upon return of securities loaned (Note 5)      51,943,360

 Accrued investment management services fee                 39,715

 Other accrued expenses                                     30,883
                                                    ---------------
 Total liabilities                                     146,637,952
                                                    ---------------
 Net assets                                         $2,999,206,646
                                                    ---------------
                                                    ---------------


See accompanying notes to financial statements.

18            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   STATEMENT OF OPERATIONS
                   TOTAL RETURN PORTFOLIO
                   YEAR ENDED SEPT. 30, 1997



                     INVESTMENT INCOME
--------------------------------------------------------------------------
 Income:

 Dividends                                                                             $ 35,485,471

 Interest                                                                                62,794,083

    Less: Foreign taxes withheld                                                         (1,468,029)
                                                                                       -------------
 Total income                                                                            96,811,525
                                                                                       -------------
 Expenses (Note 2):

 Investment management services fee                                                      13,358,064

 Compensation of board members                                                               27,806

 Custodian fees                                                                             670,730

 Audit fees                                                                                  28,875

 Other                                                                                       50,741
                                                                                       -------------
 Total expenses                                                                          14,136,216

    Earnings credits on cash balances (Note 2)                                              (13,747)
                                                                                       -------------
 Total net expenses                                                                      14,122,469
                                                                                       -------------
 Investment income (loss) -- net                                                         82,689,056
                                                                                       -------------

                     REALIZED AND UNREALIZED GAIN (LOSS) -- NET
--------------------------------------------------------------------------
 Net realized gain (loss) on:

    Security transactions (including loss of $1,184,513

      on sale of affiliated issuers) (Note 3)                                           347,541,692

    Financial futures contracts                                                          (2,231,806)

    Foreign currency transactions                                                           402,716

    Option contracts written (Note 7)                                                       (85,138)
                                                                                       -------------
 Net realized gain (loss) on investments                                                345,627,464

 Net change in unrealized appreciation (depreciation) on investments

    and on translation of assets and liabilities in foreign currencies                  122,489,698
                                                                                       -------------
 Net gain (loss) on investments and foreign currencies                                  468,117,162
                                                                                       -------------
 Net increase (decrease) in net assets resulting from operations                       $550,806,218
                                                                                       -------------
                                                                                       -------------


See accompanying notes to financial statements.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             19

                    Financial statements

                   STATEMENT OF CHANGES IN NET ASSETS
                   TOTAL RETURN PORTFOLIO


                     OPERATIONS
--------------------------------------------------------------------------

                                                                                For the period from
                                                                   Year ended      May 13, 1996* to
                                                               Sept. 30, 1997        Sept. 30, 1996
 Investment income (loss) -- net                              $    82,689,056   $       31,175,277

 Net realized gain (loss) on investments                          345,627,464           26,015,535

 Net change in unrealized appreciation

    (depreciation) of investments and on translation

    of assets and liabilities in foreign currencies               122,489,698           75,342,945
                                                              ---------------   -------------------
 Net increase (decrease) in net assets resulting from

    operations                                                    550,806,218          132,533,757

 Net contributions (withdrawals) from partners                   (350,789,437)       2,666,631,108
                                                              ---------------   -------------------
 Total increase (decrease) in net assets                          200,016,781        2,799,164,865

 Net assets at beginning of period (Note 1)                     2,799,189,865               25,000
                                                              ---------------   -------------------
 Net assets at end of period                                  $ 2,999,206,646   $    2,799,189,865
                                                              ---------------   -------------------
                                                              ---------------   -------------------



* Commencement of operations

See accompanying notes to financial statements.

20            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

----------------------------------------
                   Notes to financial statements


                   TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------

1


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


                   Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio seeks to provide maximum total return through a combination of growth of capital and current income by investing in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $25,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.



                   Significant accounting polices followed by the Portfolio are summarized below:



                   USE OF ESTIMATES



                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.



                   VALUATION OF SECURITIES



                   All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or


              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             21

                   Notes to financial statements

                   TOTAL RETURN PORTFOLIO


                   approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.



                   OPTION TRANSACTIONS



                   In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.



                   Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.



                   FUTURES TRANSACTIONS



                   In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


22            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.



                   FOREIGN CURRENCY TRANSLATIONS
                   AND FOREIGN CURRENCY CONTRACTS



                   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.



                   The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.



                   ILLIQUID SECURITIES



                   Investments in securities included issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1997 was $9,395,750 representing 0.31% of the net assets. Pursuant to


              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             23

                   Notes to financial statements

                   TOTAL RETURN PORTFOLIO


                   guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.



                   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS



                   Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of Sept. 30, 1997, the Portfolio had entered into outstanding when-issued or forward-commitments of $1,996,219.



                   FEDERAL TAXES



                   For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.



                   OTHER



                   Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.



-------------------------------------------------------------------

2


FEES AND EXPENSES


                   The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Managed Allocation Fund to the Lipper Flexible Portfolio Fund Index. The maximum adjustment is 0.08% of the


24            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

                   Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $532,639 for the year ended Sept. 30, 1997.



                   Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.



                   During the year ended Sept. 30, 1997, the Portfolio's custodian fees were reduced by $13,747 as a result of earnings credits from overnight cash balances.



                   Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.



-------------------------------------------------------------------

3


SECURITIES TRANSACTIONS


                   Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,436,278,174 and $3,296,916,611, respectively, for the year ended Sept. 30, 1997. For the same period, the portfolio turnover rate was 99%. Realized gains and losses are determined on an identified cost basis.



                   Brokerage commissions paid to brokers affiliated with AEFC were $314,054 for the year ended Sept. 30, 1997.



-------------------------------------------------------------------

4


FOREIGN CURRENCY CONTRACTS


                   At Sept. 30, 1997, the Portfolio had entered into foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying


              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             25

                   Notes to financial statements

                   TOTAL RETURN PORTFOLIO


                   financial statements. See Summary of significant accounting policies. The terms of the open contracts are as follows:



                                          Currency to be   Currency to be    Unrealized     Unrealized
Exchange date                                  delivered         received  appreciation   depreciation
------------------------------------------------------------------------------------------------------
Oct. 1, 1997                                3,203,097        4,431,421     $      4,010  $          --
                                           U.S. Dollar    Canadian Dollar

Oct. 1, 1997                               79,117,881         654,527                --            965
                                          Japanese Yen      U.S. Dollar

Oct. 1, 1997                               10,512,617         310,565             5,851             --
                                         Philippine Peso    U.S. Dollar

Oct. 1, 1997                               71,785,743         593,026                --          1,720
                                          Japanese Yen      U.S. Dollar

Oct. 2, 1997                                1,438,498        1,986,810               --            604
                                           U.S. Dollar    Canadian Dollar

Oct. 2, 1997                                6,806,050         196,877                --            399
                                         Philippine Peso    U.S. Dollar

Oct. 2, 1997                               17,340,065        2,282,188               --          3,942
                                          Swedish Krona     U.S. Dollar

Oct. 3, 1997                                2,593,840        4,196,471           15,200             --
                                          British Pound     U.S. Dollar

Oct. 3, 1997                               10,293,311         297,637                --          1,720
                                         Philippine Peso    U.S. Dollar

Oct. 31, 1997                               1,755,783       10,423,469            1,184             --
                                           U.S. Dollar     French Franc

Oct. 31, 1997                               1,294,930        7,638,661               --          7,367
                                           U.S. Dollar     French Franc

Nov. 28, 1997                             3,987,828,460     33,220,000               --         95,503
                                          Japanese Yen      U.S. Dollar
                                                                                  -----         ------
Total                                                                      $     26,245  $     112,220



--------------------------------------------------------------------------------

5


LENDING OF PORTFOLIO SECURITIES


                   At Sept. 30, 1997, securities valued at $50,899,294 were on loan to brokers. For collateral, the Portfolio received $45,822,035 in cash and government securities valued at $6,121,325. Income from securities lending amounted to $506,611 for the year Sept. 30, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.



-------------------------------------------------------------------

6


INTEREST RATE FUTURES CONTRACTS


                   At Sept. 30, 1997, investments in securities included securities valued at $12,250,800 that were pledged as collateral to cover initial margin deposits on 150 open sale contracts. The market value of the open sale contracts at Sept. 30, 1997 was $16,518,750 with a net unrealized loss of $228,094. See Summary of significant accounting policies.


26            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

-------------------------------------------------------------------

7


OPTION CONTRACTS WRITTEN


                   The number of contracts and premium amounts associated with option contracts written is as follows:



                                          Year ended Sept 30, 1997
                                                    Calls
                                         ---------------------------
                                          Contracts          Premium
--------------------------------------------------------------------
Balance Sept. 30, 1996                           --       $       --

Opened                                       49,000          107,800

Closed or expired                           (49,000)        (107,800)

Exercised                                        --               --
--------------------------------------------------------------------
Balance Sept. 30, 1997                           --       $       --
--------------------------------------------------------------------



See Summary of significant accounting policies.


              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             27

------------------------------------

               Investments in securities



               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers


 COMMON STOCKS (59.8%)

---------------------------------------


ISSUER                                              SHARES            VALUE(a)
AEROSPACE & DEFENSE (2.0%)
Boeing                                             234,132       $  12,745,561
Lockheed Martin                                    140,000          14,927,500
Northrop Grumman                                    65,000           7,889,375
Raytheon                                           181,200          10,713,450
Rockwell Intl                                      180,000          11,328,750
United Technologies                                 50,000           4,050,000
TOTAL                                                               61,654,636
AUTOMOTIVE & RELATED (1.3%)
Chrysler                                           458,800          16,889,575
Dana                                                75,000           3,703,125
Ford Motor                                         188,100           8,511,525
General Motors                                     100,700           6,740,606
Goodyear Tire & Rubber                              50,000           3,437,500
TOTAL                                                               39,282,331
BANKS AND SAVINGS & LOANS (4.3%)
BankAmerica                                        356,100          26,106,581
BankBoston                                         225,000          19,898,437
Citicorp                                            85,000          11,384,687
Credicorp                                           65,000(h)        1,235,000
First Union                                        550,928          27,580,833
KeyCorp                                            345,800          22,001,525
Mellon Bank                                         61,400           3,361,650
Norwest                                             49,800           3,050,250
Washington Mutual                                  229,700          16,021,575
TOTAL                                                              130,640,538
BEVERAGES & TOBACCO (1.9%)
Coca-Cola                                          539,300          32,863,594
Panamerican Beverages Cl A                          50,000           1,953,125
Philip Morris                                      550,000          22,859,375
TOTAL                                                               57,676,094
BUILDING MATERIALS & CONSTRUCTION (0.6%)
Georgia Pacific                                     25,000           2,609,375
Masco                                               75,000           3,435,937
Sherwin-Williams                                    74,700           2,198,981
Tyco Intl                                           69,100           5,670,519
Weyerhaeuser                                        50,000           2,968,750
TOTAL                                                               16,883,562
CHEMICALS (0.5%)
Du Pont (EI) de Nemours                            200,000          12,312,500
Praxair                                             40,000           2,047,500
TOTAL                                                               14,360,000
COMMUNICATIONS EQUIPMENT & SERVICES (0.5%)
Motorola                                           175,000          12,578,125
Tellabs                                             50,000(b)        2,575,000
TOTAL                                                               15,153,125
COMPUTERS & OFFICE EQUIPMENT (3.9%)
Cisco Systems                                      101,900(b)        7,445,069
Compaq Computer                                    194,000(b)       14,501,500
Computer Associates Intl                           165,500          11,884,969
First Data                                         350,000          13,146,875
Hewlett-Packard                                    150,000          10,434,375
Intl Business Machines                             175,000          18,539,062


---------------------------------------

ISSUER                                              SHARES            VALUE(a)
Microsoft                                          173,400(b)    $  22,942,987
Oracle                                             348,675(b)       12,704,845
Parametric Technology                               50,000(b)        2,206,250
Seagate Technology                                  65,000(b)        2,348,125
TOTAL                                                              116,154,057
ELECTRONICS (1.2%)
AMP                                                175,000           9,373,438
Intel                                              264,000          24,370,500
LSI Logic                                           52,500(b)        1,686,563
TOTAL                                                               35,430,501
ENERGY (1.8%)
Anadarko Petroleum                                 100,000           7,181,250
Mobil                                              250,000          18,500,000
Phillips Petroleum                                 100,000           5,162,500
Unocal                                             535,000          23,138,750
TOTAL                                                               53,982,500
ENERGY EQUIPMENT & SERVICES (0.2%)
Baker Hughes                                       150,000           6,562,500
FINANCIAL SERVICES (0.5%)
Providian Financial                                219,000           8,691,562
Travelers Group                                    114,000           7,780,500
TOTAL                                                               16,472,062
FOOD (1.6%)
ConAgra                                             50,000           3,300,000
CPC Intl                                           185,000          17,135,625
Quaker Oats                                        175,000           8,815,625
Sara Lee                                           300,000          15,450,000
Ralston-Purina Group                                30,000           2,655,000
TOTAL                                                               47,356,250
FURNITURE & APPLIANCES (0.3%)
Maytag                                             225,000           7,678,125
HEALTH CARE (5.2%)
ALZA                                               128,100(b)        3,714,900
Amgen                                              116,000(b)        5,560,750
Baxter Intl                                         85,000           4,441,250
Boston Scientific                                   91,400(b)        5,044,137
Bristol-Myers Squibb                               262,400          21,713,600
Guidant                                            109,600           6,137,600
Johnson & Johnson                                  369,000          21,263,625
Lilly (Eli)                                        154,100          18,559,419
Medtronic                                          202,600           9,522,200
Merck & Co                                         253,600          25,344,150
Perkin-Elmer                                        25,000           1,826,562
Pfizer                                             263,200          15,808,450
Schering-Plough                                    285,000          14,677,500
Warner-Lambert                                      25,000           3,373,438
TOTAL                                                              156,987,581
HEALTH CARE SERVICES (0.8%)
Service Corp Intl                                  368,400          11,857,875
Tenet Healthcare                                   200,000(b)        5,825,000
United Healthcare                                  100,000           5,000,000
TOTAL                                                               22,682,875


See accompanying notes to investments in securities.

28            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

---------------------------------------


ISSUER                                              SHARES            VALUE(a)
HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive                                  160,000       $  11,150,000
Gillette                                           231,800          20,007,238
Procter & Gamble                                   287,600          19,862,375
TOTAL                                                               51,019,613
INDUSTRIAL EQUIPMENT & SERVICES (0.3%)
Case                                                50,000           3,331,250
Deere & Co                                          62,300           3,348,625
Illinois Tool Works                                 55,000           2,750,000
TOTAL                                                                9,429,875
INSURANCE (0.9%)
Aon                                                102,850           5,438,194
SunAmerica                                         150,000           5,878,125
UNUM                                               350,000          15,968,750
TOTAL                                                               27,285,069
MEDIA (0.1%)
Clear Channel Communications                        25,000(b)        1,621,875
CS Wireless Systems                                  2,255(b,l)             --
TOTAL                                                                1,621,875
METALS (0.7%)
Aluminum Co of America                             255,800          20,975,600
Bar Technologies
  with warrants                                      3,000(b)          150,000
TOTAL                                                               21,125,600
MULTI-INDUSTRY CONGLOMERATES (2.6%)
Dover                                               50,000           3,393,750
Eastman Kodak                                       64,000           4,156,000
Emerson Electric                                    87,600           5,047,950
General Electric                                   529,600          36,045,900
General Signal                                      73,200           3,165,900
Minnesota Mining & Mfg                              58,300           5,392,750
Textron                                             50,000           3,250,000
Westinghouse Electric                              398,000          10,770,875
Xerox                                               62,500           5,261,719
TOTAL                                                               76,484,844
PAPER & PACKAGING (0.8%)
Bemis                                              218,150           9,762,213
Intl Paper                                          50,000           2,753,125
Tenneco                                            225,000          10,771,875
TOTAL                                                               23,287,213
RESTAURANTS & LODGING (0.3%)
Hilton Hotels                                      280,000           9,432,500
RETAIL (2.3%)
American Stores                                    430,000          10,481,250
AutoZone                                           190,000(b)        5,700,000
Dayton Hudson                                      170,000          10,189,375
Jostens                                            150,000           4,068,750
Kroger                                             270,000(b)        8,150,625
Rite Aid                                           188,500          10,449,969
Wal-Mart Stores                                    566,700          20,755,388
TOTAL                                                               69,795,357


---------------------------------------

ISSUER                                              SHARES            VALUE(a)
TRANSPORTATION (0.1%)
CSX                                                 50,000       $   2,925,000
UTILITIES -- ELECTRIC (0.4%)
FPL Group                                           50,000           2,562,500
Southern Co                                        375,000           8,460,938
TOTAL                                                               11,023,438
UTILITIES -- GAS (0.2%)
Sonat                                              132,400           6,735,850
UTILITIES -- TELEPHONE (2.0%)
AirTouch Communications                            350,000(b)       12,403,125
Ameritech                                          130,000           8,645,000
BellSouth                                          210,000           9,712,500
GTE                                                270,000          12,251,250
U S WEST Communications Group                      200,000           7,700,000
WorldCom                                           267,000(b)        9,445,125
TOTAL                                                               60,157,000
FOREIGN (20.8%)(o)
ARGENTINA (0.1%)
Telefonica de Argentina ADR                         44,000(h)        1,611,500
AUSTRALIA (0.9%)
Broken Hill Proprietary                             63,895             745,861
M.I.M. Holdings                                  2,621,088(b)        3,215,684
Pasminco                                         3,807,000(b)        6,356,468
Westpac Banking                                  1,124,000(h)        7,098,895
WMC Limited                                        746,891           3,513,480
Woodside Petroleum                                 686,000           6,559,656
TOTAL                                                               27,490,044
AUSTRIA (0.1%)
Boehler-Uddeholm                                    43,600           3,664,750
BRAZIL (0.2%)
Centrais Eletricas Brasileiras ADR                 102,000(b,h)      2,672,003
Telecomunicacoes Brasileiras-Telebras ADR           33,000           4,248,750
TOTAL                                                                6,920,753
CANADA (0.9%)
Air Canada                                          98,600(b)          963,344
Northern Telecom                                   118,800          12,347,775
Petro-Canada                                       262,500(b)        4,777,908
Toronto-Dominion Bank                              237,557           8,089,299
TOTAL                                                               26,178,326
CHILE (--%)
Cia de Telecomunicaciones de Chile ADR              40,000(h)        1,295,000
FINLAND (0.3%)
Nokia Cl A                                         104,000(b)        9,890,249


See accompanying notes to investments in securities.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             29

               Investments in securities



               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers


 COMMON STOCKS (CONTINUED)

---------------------------------------


ISSUER                                              SHARES            VALUE(a)
FRANCE (2.2%)
Accor                                               61,732       $  11,404,393
Banque Nationale de Paris                          282,450          14,230,454
Lafarge                                            137,115(b)       10,049,068
Michelin Cl B                                      150,489(h)        8,548,421
SGS-Thomson Microelectronics                        39,471(b)        3,719,129
Societe Elf Acquitaine                              62,700(b)        8,370,357
Total Petroleum                                     81,000(b)        9,270,562
TOTAL                                                               65,592,384
GERMANY (1.2%)
Henkel KGaA                                        235,966          13,303,265
Hoechst                                            238,050          10,564,130
SGL Carbon                                          62,200           9,136,445
Teva Pharmaceutical Inds ADR                        27,500           1,533,125
TOTAL                                                               34,536,965
HONG KONG (1.3%)
Cheung Kong Holdings                             1,048,000(b)       11,782,889
China Merchants Holdings Intl                    1,100,000(b)        2,544,585
HSBC Holdings                                      386,800          12,946,653
Hutchison Whampoa                                  569,000           5,606,907
New World Development                            1,184,000           7,160,920
TOTAL                                                               40,041,954
ITALY (2.0%)
Credito Italiano                                 4,590,000(b,h)     12,417,979
ENI                                              2,468,420          15,544,260
Istituto Bancario San Paolo di Torino            1,008,710(b,h)      7,994,179
Telecom Italia                                   4,513,766          23,982,606
TOTAL                                                               59,939,024
JAPAN (2.5%)
Casio Computer                                     742,000(b,h)      6,639,271
DDI                                                    800(b)        4,016,570
Eisai                                              215,000(b)        3,847,556
Fujikura                                           770,000(b,h)      5,505,468
Kurita Water Inds                                  210,000(b)        4,193,040
Mitsubishi Motor                                   702,000(b)        3,605,965
Mitsumi Electric                                   287,000(b,h)      6,063,380
NEC                                                900,000(b)       10,961,060
Sanwa Bank                                         180,000(b,h)      2,207,125
Sony                                               100,000(b)        9,444,905
Sumitomo Bank                                      137,000(b)        2,065,783
Sumitomo Realty & Development                    1,325,000(b)       10,483,636
Tokyo Electron                                     120,000(b)        7,327,258
TOTAL                                                               76,361,017
MALAYSIA (--%)
Tenaga Nasional Berhad                             481,000(b)        1,297,295


---------------------------------------

ISSUER                                              SHARES            VALUE(a)

MEXICO (0.1%)
Fomento Economico Mexicano Cl B                    242,000       $   2,090,396
Telefonos de Mexico ADR Cl L                        32,000           1,656,000
TOTAL                                                                3,746,396
NETHERLANDS (3.2%)
Akzo Nobel                                          44,040(b)        7,527,013
Baan                                                43,656(b)        3,148,216
ING Groep                                          270,520          12,425,513
Philips Electronics                                378,930(b)       32,067,849
Royal Dutch Petroleum                              350,000          19,425,000
Royal Dutch Petroleum                              158,816(b)        8,890,950
Vendex                                             193,000(b)       11,444,796
TOTAL                                                               94,929,337
PERU (--%)
Telefonica del Peru ADR                             24,000(b)          567,000
PHILIPPINES (0.1%)
Philippine Long Distance Telephone ADR              56,900           1,543,413
RUSSIA (0.2%)
Lukoil Holding ADR                                  35,000(b,h)      3,410,225
Mosenergo ADR                                       80,000(b,c)      3,888,800
TOTAL                                                                7,299,025
SINGAPORE (0.5%)
City Developments                                  687,000(b)        4,446,747
Keppel Land                                        950,000(b)        2,397,515
Keppel Land with Warrants                          303,000(b)          215,933
Oversea-Chinese Banking                            451,440(b)        3,128,646
United Overseas Bank                               398,000(b)        2,940,438
TOTAL                                                               13,129,279
SPAIN (0.3%)
Telefonica de Espana                               310,050           9,742,945
SWEDEN (0.6%)
ABB AB Cl B                                         95,192           1,342,871
Ericcson Cl B                                      336,274          16,159,985
TOTAL                                                               17,502,856
SWITZERLAND (1.4%)
Credit Suisse Group                                 66,069(b)        8,927,015
Novartis                                            10,530(b)       16,146,531
Roche Holding                                        1,778          15,771,299
TOTAL                                                               40,844,845
TAIWAN (0.1%)
Compal Electronics                                 366,000(b)        1,304,858
Nan Ya Plastics                                    549,450(b)        1,315,530
TOTAL                                                                2,620,388


See accompanying notes to investments in securities.

30            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

---------------------------------------


ISSUER                                              SHARES            VALUE(a)
UNITED KINGDOM (2.6%)
BG                                               2,300,578(b)    $   9,994,449
British Airways                                    192,920           2,110,038
British Telecommunications                         974,995           6,436,051
Glaxo Wellcome                                     360,700           8,108,264
Great Universal Stores                             622,700(b)        6,931,157
Johnson Matthey                                    445,179(b)        4,854,737
Lloyds TSB Group                                   362,283(b)        4,873,461
NFC                                              2,065,378           4,910,829
Shell Transport & Trading                        1,811,685(b)       13,244,122
SmithKline Beecham                                 728,320(b)        7,061,892
Unilever                                           335,140(b)        9,797,314
TOTAL                                                               78,322,314

TOTAL COMMON STOCKS OF UNAFFILIATED ISSUERS
(COST: $1,472,274,975)            $1,794,347,030


 PREFERRED STOCKS AND OTHER (1.7%)

---------------------------------------


ISSUER                                              SHARES            VALUE(a)
BNP
  Warrants                                          58,000       $     996,440
Pasminco
  Rights                                         1,087,714(o)          228,991
Paxson Communications
  12.5% Pay-in-kind Exchangeable                    19,700(i)        2,186,700
Unifi Communications
  Warrants                                           3,000              60,000
UNUM
  $2.34 Cv                                         550,000          46,612,500

TOTAL PREFERRED STOCKS AND OTHER
(COST: $34,528,494)                                              $  50,084,631


 BONDS (15.4%)

--------------------------------------------------------------------------------


ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
U.S. GOVERNMENT OBLIGATIONS (1.7%)
U.S. Treasury                              6.75 %      2000   $  32,000,000(m)    $  32,670,720
                                           6.25        2023       9,700,000           9,420,834
TIPS                                       3.375       2007       8,103,920(k)        7,949,378
TOTAL                                                                                50,040,932
MORTGAGE-BACKED SECURITIES (1.8%)
Federal Home Loan Mtge                     7.50        2025      25,511,531          26,004,159
                                           8.50        2026       4,318,236           4,518,386
                                           8.50        2027       2,228,880           2,332,188
Federal Natl Mtge Assn                     7.50        2024      17,046,013          17,412,502
Structured Asset Securities Corp           6.76        2028       2,500,000           2,519,923
TOTAL                                                                                52,787,158
AEROSPACE & DEFENSE (0.3%)
Alliant Techsystems                       11.75        2003       2,000,000           2,220,000
L-3 Communications                        10.375       2007       1,035,000(c)        1,120,388
Newport News Shipbuilding                  8.625       2006         800,000             836,000
Northrop-Grumman                           7.75        2016       5,000,000           5,319,900
TOTAL                                                                                 9,496,288
AIRLINES (0.2%)
Northwest Airlines Cl B                    8.07        2015       3,965,851           4,203,960
Northwest Airlines Cl C                    8.97        2015       1,964,615           2,106,500
TOTAL                                                                                 6,310,460
BANKS AND SAVINGS & LOANS (0.2%)
First Nationwide Holdings                 10.625       2003       1,960,000           2,165,800
GreenPoint Financial                       9.10        2027       1,300,000(c)        1,374,906
U.S. Trust Capital                         8.41        2027       1,500,000(c)        1,567,815
Washington Mutual                          8.375       2027       1,500,000(c)        1,570,200
TOTAL                                                                                 6,678,721
BUILDING MATERIALS & CONSTRUCTION (0.2%)
AAF McQuay                                 8.875       2003       2,535,000           2,528,663
Southdown                                 10.00        2006       2,350,000           2,573,250
TOTAL                                                                                 5,101,913


See accompanying notes to investments in securities.
              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             31

               Investments in securities



               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers


 BONDS (CONTINUED)

--------------------------------------------------------------------------------


ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
COMMUNICATIONS EQUIPMENT & SERVICES (0.6%)
Intl Cable Telephone Cv                    7.25 %      2005   $  14,500,000       $  15,913,750
Unifi Communications                      14.00        2004       3,000,000           2,970,000
TOTAL                                                                                18,883,750
ELECTRONICS (0.1%)
Thomas & Betts                             6.50        2006       4,500,000           4,398,300
ENERGY (--%)
Forcenergy                                 9.50        2006       1,000,000           1,050,000
ENERGY EQUIPMENT & SERVICES (0.2%)
Cliff Drilling                            10.25        2003       3,000,000(c)        3,262,500
DI Industries                              8.875       2007       1,500,000           1,541,250
TOTAL                                                                                 4,803,750
FINANCIAL SERVICES (0.1%)
Airplanes Cl D                            10.875       2019       2,750,000           3,141,875
FOOD (0.1%)
Ameriserve Food                           10.125       2007       1,750,000(c)        1,828,750
FURNITURE & APPLIANCES (0.2%)
Interface                                  9.50        2005       2,500,000           2,653,125
Lifestyle Furniture                       10.875       2006       3,250,000           3,648,125
TOTAL                                                                                 6,301,250
HEALTH CARE (0.2%)
Lilly (Eli)                                6.77        2036       5,000,000           4,898,900
HEALTH CARE SERVICES (0.4%)
Manor Care                                 7.50        2006       7,000,000           7,298,130
Owens & Minor                             10.875       2006       1,200,000           1,323,000
Vencor                                     8.625       2007       4,000,000(c)        4,080,000
TOTAL                                                                                12,701,130
HOUSEHOLD PRODUCTS (0.1%)
Revlon Worldwide
  Zero Coupon                              6.43        1998       3,000,000(e)        2,955,000
INDUSTRIAL EQUIPMENT & SERVICES (0.1%)
AGCO                                       8.50        2006       2,800,000           2,912,000
INSURANCE (0.8%)
American United Life                       7.75        2026       5,000,000(p)        4,921,000
Executive Risk Capital Trust               8.675       2027       1,500,000           1,590,540
Metropolitan Life Insurance                7.80        2025       4,800,000(c)        4,921,584
Minnesota Mutual Life                      8.25        2025       4,500,000(c)        4,931,685
Nationwide Trust                           9.875       2025       5,000,000(c)        5,701,300
Zurich Capital Trust                       8.38        2037       1,875,000(c)        2,008,894
TOTAL                                                                                24,075,003
LEISURE TIME & ENTERTAINMENT (0.7%)
Icon Fitness
  Zero Coupon                             15.91        2001       2,700,000(f)        1,464,750
Plitt Theatres                            10.875       2004       5,000,000           5,362,500
Speedway Motorsports                       8.50        2007       2,000,000(c)        2,020,000
Time Warner                                9.15        2023      10,000,000          11,653,400
TOTAL                                                                                20,500,650


See accompanying notes to investments in securities.

32            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

--------------------------------------------------------------------------------


ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
MEDIA (0.9%)
Cablevision Systems                       10.50 %      2016   $   3,000,000       $   3,397,500
CS Wireless Systems
  Zero Coupon                             11.38        2001       3,855,000(f)        1,040,850
Heritage Media Services                    8.75        2006       5,000,000           5,393,750
Lamar Advertising                          9.625       2006         800,000             846,000
MDC Communications                        10.50        2006       1,000,000           1,081,250
News America Holdings                     10.125       2012       2,175,000           2,535,419
TCI Communications                         8.75        2015       5,000,000           5,508,750
Univision Network Holdings                 7.00        2002       7,500,000           7,696,875
TOTAL                                                                                27,500,394
METALS (0.2%)
Bar Technologies                          13.50        2001       3,000,000(c)        3,225,000
EnviroSource                               9.75        2003         530,000             535,300
EnviroSource Series B                      9.75        2003       1,300,000           1,313,000
TOTAL                                                                                 5,073,300
MULTI-INDUSTRY CONGLOMERATES (0.2%)
Pierce Leahy                              11.125       2006         488,000(c)          552,660
Prime Succession                          10.75        2004       1,275,000           1,418,438
USI American Holdings                      7.25        2006       3,000,000           2,966,070
TOTAL                                                                                 4,937,168
PAPER & PACKAGING (0.2%)
Gaylord Container                          9.75        2007       1,300,000(c)        1,322,750
Owens-Illinois                             7.85        2004       2,000,000           2,070,400
Silgan Holdings                            9.00        2009       2,050,000           2,111,500
Stone Container                           12.25        2002       1,000,000           1,041,250
TOTAL                                                                                 6,545,900
RETAIL (0.6%)
Dayton Hudson                              8.50        2022       2,500,000           2,684,375
Kroger                                     8.15        2006       5,000,000           5,443,750
Wal-Mart Stores                            7.00        2006       9,342,863(c)        9,519,629
TOTAL                                                                                17,647,754
TEXTILES & APPAREL (0.1%)
Dominion Textiles                          9.25        2006       3,500,000           3,657,500
TRANSPORTATION (0.1%)
Enterprise Rent-A-Car                      6.95        2006       3,000,000(c)        3,001,122
UTILITIES -- ELECTRIC (0.6%)
Cleveland Electric Illuminating            7.19        2000       3,000,000(c)        3,031,350
CMS Energy                                 8.125       2002       2,900,000           2,963,597
El Paso Electric                           7.75        2001       5,000,000           5,113,250
Public Service Electric & Gas              6.75        2016       7,365,000           7,235,302
TOTAL                                                                                18,343,499
UTILITIES -- GAS (0.2%)
Columbia Gas Systems                       7.32        2010       5,043,000           5,119,401


See accompanying notes to investments in securities.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             33

               Investments in securities



               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers


 BONDS (CONTINUED)

--------------------------------------------------------------------------------


ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
UTILITIES -- TELEPHONE (0.3%)
Geotek Communications Cv                  12.00 %      2001   $   2,485,000(p)    $   2,112,250
Omnipoint                                 11.625       2006       5,000,000           5,225,000
Worldcom                                   7.75        2007       3,000,000           3,164,760
TOTAL                                                                                10,502,010
MISCELLANEOUS (0.5%)
Adams Outdoor Advertising                 10.75        2006       3,900,000           4,280,250
BTI Telecom                               10.50        2007       1,600,000           1,648,000
New Jersey Economic Development            7.425       2029       3,000,000           3,152,850
Outsourcing Solutions                     11.00        2006       1,075,000           1,191,906
PLD Telekom
  Zero Coupon                             16.19        1998       3,000,000(f)        2,827,500
PTC Intl Finance                          10.75        2007       2,000,000(c)        1,310,000
Transamerican Energy                      11.50        2002         900,000(c)          900,000
Transamerican Energy
  Zero Coupon                             13.00        2002       1,300,000(c,f)      1,033,500
TOTAL                                                                                16,344,006
FOREIGN (3.5%)(o)
Alfa Bank
  (U.S. Dollar)                           11.22        1997       1,000,000(g)        1,000,000
Alfa-Russia Finance
  (U.S. Dollar)                           10.375       2000       4,000,000           3,978,400
Australis Media
  (U.S. Dollar) Zero Coupon                5.30        2003       5,000,000(e)        4,100,000
Avto Bank
  (U.S. Dollar)                           10.98        1997       2,000,000(c,g)      2,000,000
Cia Latino Americana
  (U.S. Dollar)                           11.625       2004       1,150,000(c)        1,226,188
City of Moscow
  (U.S. Dollar)                            9.50        2000       3,000,000(c)        3,097,500
  (U.S. Dollar) Zero Coupon               10.96        1997       2,000,000(e)        1,931,400
Copel
  (U.S. Dollar)                            9.75        2005       2,000,000(c)        2,062,500
Corporacion Andina De Fomento
  (U.S. Dollar)                            7.10        2003       6,500,000           6,604,715
Dao Heng Bank
  (U.S. Dollar)                            7.75        2007       2,500,000(c)        2,522,600
DGS Intl
  (U.S. Dollar)                           10.00        2007       2,400,000(c)        2,460,000
Espiritu Santo-Escelsa
  (U.S. Dollar)                           10.00        2007       3,000,000(c)        3,015,000
FSW Intl
  (U.S. Dollar)                           12.50        2006       2,250,000           2,221,875
Govt of Argentina
  (U.S. Dollar)                            9.75        2027       2,500,000           2,512,500
Govt of Ecuador
  (U.S. Dollar)                            6.69        2015       3,280,680           2,378,493
Govt of Poland PDI Euro
  (U.S. Dollar)                            4.00        2014       4,150,000           3,636,438
Govt of Russia- IAN Bonds
  (U.S. Dollar)                            6.60        2049       2,500,000           2,062,500
Govt of Russia
  (U.S. Dollar) Zero Coupon               10.82        2020       2,675,000(e,j)      1,989,531
Greater Beijing First
  (U.S. Dollar)                            9.25        2004       1,200,000(c)        1,172,256
  (U.S. Dollar)                            9.50        2007       1,400,000(c)        1,354,668


See accompanying notes to investments in securities.

34            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

--------------------------------------------------------------------------------


ISSUER                                      COUPON   MATURITY     PRINCIPAL            VALUE(a)
                                              RATE      YEAR         AMOUNT
Grupo Iusacell
  (U.S. Dollar)                           10.00 %      2004   $   1,000,000(c)    $   1,036,250
Grupo Televisa
  (U.S. Dollar)                           11.375       2003       2,750,000           3,059,375
Guangdong Enterprises
  (U.S. Dollar)                            8.875       2007       2,200,000(c)        2,241,118
Hutchinson Whampoa
  (U.S. Dollar)                            7.50        2027       1,650,000(c)        1,632,295
Hyundai Semiconductor
  (U.S. Dollar)                            8.625       2007       5,000,000(c)        5,164,850
Imexsa Export Trust
  (U.S. Dollar)                           10.125       2003       3,000,000(c)        3,202,500
Jasmine Submarine Telecom
  (U.S. Dollar)                            8.48        2011       3,700,000(c)        3,656,340
Mexican Cetes
  (Mexican Peso) Zero Coupon              23.32        1998      12,775,000(e)        1,446,641
Ministry Finance Russia
  (U.S. Dollar)                            9.25        2001         850,000(c)          882,938
  (U.S. Dollar)                           10.00        2007       2,500,000(c)        2,650,000
Petrozuata Finance
  (U.S. Dollar)                            7.63        2009       2,000,000(c)        2,061,720
  (U.S. Dollar)                            8.22        2017       3,000,000(c)        3,171,750
Philippine Long Distance Telephone
  (U.S. Dollar)                            7.85        2007       1,250,000(c)        1,196,338
  (U.S. Dollar)                            8.35        2017       1,000,000(c)          937,250
Pindo Deli Finance
  (U.S. Dollar)                           10.75        2007       1,300,000(c)        1,316,250
Province of Mendoza
  (U.S. Dollar)                           10.00        2007       2,000,000(c)        2,045,000
Republic of Panama
  (U.S. Dollar)                            7.875       2002       1,000,000(c)        1,001,840
Rogers Cantel
  (U.S. Dollar)                            9.375       2008       2,800,000           3,003,000
Southern Peru
  (U.S. Dollar)                            7.90        2007       1,000,000(c)        1,035,310
Tjiwi Kimia Finance
  (U.S. Dollar)                           10.00        2004       2,900,000(c)        2,863,750
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind            10.00        2002       2,250,000(i,p)      2,362,500
Veritas Holdings
  (U.S. Dollar)                            9.625       2003       2,000,000(c)        2,145,000
Zhuhai Highway
  (U.S. Dollar)                           12.00        2008       5,000,000(c)        5,712,500
TOTAL                                                                               105,151,079

TOTAL BONDS
(COST: $450,114,681)                                                                462,688,963


See accompanying notes to investments in securities.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             35

               Investments in securities



               TOTAL RETURN PORTFOLIO                     (Percentages represent
               SEPT. 30, 1997                               value of investments
                                                         compared to net assets)

Investments in securities of unaffiliated issuers


 SHORT-TERM SECURITIES (25.4%)

---------------------------------------


ISSUER                                    ANNUALIZED         AMOUNT              VALUE(a)
                                            YIELD ON     PAYABLE AT
                                             DATE OF       MATURITY
                                            PURCHASE
U.S. GOVERNMENT AGENCIES (1.7%)
Federal Home Loan Mtge Corp Disc Nt
  10-07-97                                   5.46%     $11,200,000        $    11,189,864
  10-10-97                                   5.43        8,000,000              7,989,180
  10-15-97                                   5.42        4,300,000              4,290,970
Federal Natl Mtge Assn
  10-17-97                                   5.46       12,500,000             12,469,722
  11-07-97                                   5.47       15,265,000             15,179,573
TOTAL                                                                          51,119,309
COMMERCIAL PAPER (23.0%)
ABB Treasury Center USA
  11-21-97                                   5.58        6,000,000(d)           5,950,779
  12-01-97                                   5.59        5,000,000(d)           4,951,347
A.I. Credit
  10-09-97                                   5.66       10,000,000              9,987,250
  10-21-97                                   5.55        8,000,000              7,974,470
Albertson's
  10-23-97                                   5.54       10,800,000             10,763,568
American General Finance
  10-23-97                                   5.55        6,700,000              6,677,440
  10-30-97                                   5.54       10,000,000              9,955,614
  11-04-97                                   5.55       19,800,000             19,696,963
Ameritech Capital Funding
  10-20-97                                   5.65       10,000,000              9,969,737
Associates Corp North America
  11-05-97                                   5.55       15,000,000             14,919,646
Avco Financial Services
  10-14-97                                   5.65       10,000,000              9,976,744
  11-25-97                                   5.58       11,500,000             11,399,435
  12-03-97                                   5.59        7,100,000              7,028,685
Barclays U.S. Funding
  10-28-97                                   5.53       15,000,000             14,938,125
BHP Finance
  11-10-97                                   5.58       17,500,000             17,392,083
BellSouth Telecommunications
  10-29-97                                   5.55       14,900,000             14,836,029
Beneficial
  10-22-97                                   5.55        7,000,000              6,975,247
CAFCO
  11-05-97                                   5.56        9,400,000(d)           9,349,462
Campbell Soup
  10-23-97                                   5.53       19,800,000(d)          19,733,450
  11-18-97                                   5.54        7,000,000(d)           6,946,862
Cargill Global
  10-17-97                                   5.55        8,200,000(d)           8,179,956
  11-07-97                                   5.59        2,600,000(d)           2,584,526
  11-18-97                                   5.49        1,800,000(d)           1,786,336
CIT Group Holdings
  10-16-97                                   5.55       15,000,000             14,965,500
  11-04-97                                   5.54        4,400,000              4,377,103
Commercial Credit
  11-06-97                                   5.58        7,100,000              7,058,198
  11-07-97                                   5.54       16,000,000             15,909,391
Commerzbank U.S. Finance
  10-29-97                                   5.55       14,300,000             14,238,494


---------------------------------------

ISSUER                                    ANNUALIZED         AMOUNT              VALUE(a)
                                            YIELD ON     PAYABLE AT
                                             DATE OF       MATURITY
                                            PURCHASE

CPC Intl
  10-20-97                                   5.56%     $ 5,000,000(d)     $     4,983,546
Deutsche Bank Financial
  10-20-97                                   5.53       16,600,000             16,551,814
  10-29-97                                   5.53       13,000,000             12,944,389
Fleet Funding
  10-10-97                                   5.54        9,538,000(d)           9,524,885
Ford Motor Credit
  10-10-97                                   5.54        9,100,000              9,086,205
  10-06-97                                   5.53       17,000,000             16,986,990
Gannett
  10-15-97                                   5.53        9,300,000(d)           9,280,108
  11-06-97                                   5.54       13,200,000             13,127,400
Gateway Fuel
  10-30-97                                   5.53       12,000,000             11,946,833
General Electric Capital
  11-12-97                                   5.58       11,400,000             11,326,318
Goldman Sachs Group
  10-03-97                                   5.52        4,500,000              4,498,622
  11-13-97                                   5.55       10,300,000             10,232,212
  11-14-97                                   5.55       11,700,000             11,621,207
Household Finance
  10-24-97                                   5.54       15,000,000             14,947,196
Kredietbank North America Finance
  10-27-97                                   5.53       15,000,000             14,940,362
Metlife Funding
  10-08-97                                   5.54       14,400,000             14,383,551
  10-16-97                                   5.53       16,889,000             16,850,296
  10-17-97                                   5.55       15,000,000             14,960,548
Morgan Stanley Group
  10-08-97                                   5.55        3,700,000              3,695,564
  10-22-97                                   5.55        9,300,000              9,270,108
NBD Bank Canada
  10-31-97                                   5.56        4,300,000              4,280,148
Nestle Capital
  10-06-97                                   5.53       16,900,000             16,887,067
New Center Asset Trust
  10-17-97                                   5.54        2,000,000              1,995,102
Paccar Financial
  10-28-97                                   5.54        6,200,000              6,174,332
  10-17-97                                   5.56          500,000                498,767
Pitney Bowes Credit
  10-20-97                                   5.75        4,200,000              4,186,394
Reed Elsevier
  10-07-97                                   5.57       10,400,000(d)          10,389,026
  10-29-97                                   5.55        5,500,000(d)           5,476,387
  11-05-97                                   5.56        9,600,000(d)           9,545,703
SBC Communications Capital
  10-23-97                                   5.55       10,000,000(d)           9,966,389
  10-28-97                                   5.55       10,000,000(d)           9,953,032
  11-05-97                                   5.56        9,600,000(d)           9,548,387
  11-07-97                                   5.56        8,500,000(d)           8,451,689
  12-12-97                                   5.60        8,000,000(d)           7,908,345
Southern California Gas
  11-20-97                                   5.57        5,800,000(d)           5,754,107
Toyota Motor Credit
  11-03-97                                   5.56        4,600,000              4,575,003


See accompanying notes to investments in securities.

36            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

Investments in securities of unaffiliated issuers

---------------------------------------


ISSUER                                    ANNUALIZED         AMOUNT              VALUE(a)
                                            YIELD ON     PAYABLE AT
                                             DATE OF       MATURITY
                                            PURCHASE
UBS Finance (Delaware)
  10-06-97                                   5.53%     $18,600,000        $    18,585,766
USAA Capital
  10-22-97                                   5.53        4,600,000              4,585,215
  11-03-97                                   5.56       18,000,000             17,903,929
  12-02-97                                   5.58       13,000,000             12,871,463
TOTAL                                                                         689,216,845
LETTERS OF CREDIT (0.7%)
Bank of America-
AES Barbers Point
  10-17-97                                   5.53        4,700,000              4,688,532
Bank of America-
Formosa Plastics
  11-21-97                                   5.58        9,500,000              9,422,067
Student Loan Marketing Assn-
Nebraska Higher Education
  10-30-97                                   5.56        8,000,000              7,964,427
TOTAL                                                                          22,075,026

TOTAL SHORT-TERM SECURITIES
(COST: $762,476,882)                                                          762,411,180


---------------------------------------


TOTAL INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS
  (COST: $2,719,395,032)                                                   $3,069,531,804
Investments in securities of affiliated issuer (n)


 COMMON STOCK (0.2%)

---------------------------------------


ISSUER                                               SHARES              VALUE(a)
China North Inds                                 16,500,000(b,o)  $     5,857,500

TOTAL INVESTMENTS IN SECURITIES OF AFFILIATED ISSUER
(COST: $13,079,176)                                               $     5,857,500

TOTAL INVESTMENTS IN SECURITIES
(COST: $2,732,474,208)(q)                                         $ 3,075,389,304
                                                                  ---------------
                                                                  ---------------


See accompanying notes to investments in securities.

              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             37

Investment in securities


TOTAL RETURN PORTFOLIO
SEPT. 30, 1997



 NOTES TO INVESTMENTS IN SECURITIES



(a) Securities are valued by procedures described in Note 1 to the financial statements.



(b) Non-income producing.



(c) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.



(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.



(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.



(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.



(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 1997.



(h) Security is partially or fully on loan. See Note 5 to the financial statements.



(i) Pay-in-kind securities are securities in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.



(j) At Sept. 30, 1997, the cost of securities purchased, including interest purchased, on a when-issued basis was $1,996,219.



(k) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.



(l) Negligible market value.



(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):



                                                            NOTIONAL
 TYPE OF SECURITY                                             AMOUNT

 SALE CONTRACTS

 U.S. Treasury Note Dec. 97 10-year notes               $15,000,000



(n) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Sept. 30, 1997 are as follows:



                             Beginning     Purchase        Sales       Ending       Dividend
Issuer                            cost         cost         cost         cost         income

 China North

  Inds.                    $18,789,176          $--   $5,710,000  $13,079,176           $--


38            (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)

(o) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.



(p) Identifies issues considered to be illiquid as to their marketability (see
Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 1997, is as follows:



                                             ACQUISITION
SECURITY                                           DATES          COST

 American United Life*

  7.75% 2026                                     2/13/96   $5,000,000

 Geotek Communications

  12.00% 2001 Cv                                  3/4/96    2,485,000

 Veninfotel

  10.00% 2002

  (U.S. Dollar) Cv Pay-in-kind    03/05/97 thru 07/23/97    2,250,000



*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.



(q) At Sept. 30, 1997, the cost of securities for federal income tax purpose was $2,733,620,229 and the aggregate gross unrealized appreciation and depreciation based on that cost was:



Unrealized appreciation.................    $374,712,999

Unrealized depreciation.................     (32,943,924)
---------------------------------------------------------
Net unrealized appreciation.............    $341,769,075
---------------------------------------------------------


              (THIS ANNUAL REPORT IS NOT PART OF THE PROSPECTUS.)             39

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS:

    List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:

    For IDS Managed Allocation Fund:


    - Independent auditors' report dated, November 7, 1997



    - Statement of assets and liabilities, Sept. 30, 1997



    - Statement of operations, year ended Sept. 30, 1997



    - Statements of changes in net assets, for the ten month period ended Sept. 30, 1996 and the year ended Sept. 30, 1997



    - Notes to financial statements


    For Total Return Portfolio:


    - Independent auditors' report dated, November 7, 1997



    - Statement of assets and liabilities, Sept. 30, 1997



    - Statement of operations, period from May 13, 1996 to Sept. 30, 1996 and the year ended Sept. 30, 1997



    - Statement of changes in net assets, for the two-year period from May 13, 1996 to Sept. 30, 1996 and Sept. 30, 1997



    - Notes to financial statements



    - Investments in Securities, Sept. 30, 1997


    - Notes to Investments in Securities

(b) EXHIBITS:


 1. Copy of Articles of Incorporation, as amended December 13, 1988, filed electronically as Exhibit 1 to Registrant's Post-Effective Amendment
          No. 9 to Registration Statement No. 2-93801, is incorporated herein by reference.

 2.       Copy of By-laws, as amended January 10, 1996, filed electronically, as
          Exhibit 2 to Registrant's Post-Effective Amendment No. 25 to
          Registration Statement No. 2-93801, is incorporated herein by reference.

 3.       Not Applicable.

 4. Form of Stock Certificate for common stock, filed as Exhibit No. 4 to Registration Statement No. 2-93801, is incorporated herein by reference.

 5. Copy of Investment Management Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5 to Registrant's Post-Effective
          Amendment No. 26 to Registration Statement No. 2-93801, is incorporated herein by reference. The agreement was assumed by the Portfolio when the Fund adopted the master/feeder structure.

 6.       Copy of Distribution Agreement between Registrant and American Express
          Financial Advisors Inc., dated March 20, 1995, filed electronically as
          Exhibit 6 to Registrant's Post-Effective Amendment No. 26 to
          Registration Statement No. 2-93801, is incorporated herein by reference.

 7.       All employees are eligible to participate in a profit sharing plan.
          Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

 8(a).    Copy of Custodian Agreement between Registrant and American Express
          Trust Company, dated March 20, 1995, filed electronically as Exhibit
          8(a) to Registrant's Post-Effective Amendment No. 26 to Registration
          Statement No. 2-93801, is incorporated herein by reference.

 8(b).    Copy of Addendum to the Custodian Agreement between IDS Managed
          Retirement Fund, Inc., American Express Trust Company and American
          Express Financial Corporation dated May 13, 1996, filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 26 to
          Registration Statement No. 2-93801, is incorporated herein by reference.

 8(c).    Copy of Custody Agreement between Morgan Stanley Trust Company and IDS
          Bank and Trust dated May, 1993, filed electronically as Exhibit 8(c) to Registrant's Post-Effective Amendment No. 26 to Registration
          Statement No. 2-93801, is incorporated herein by reference.

 9(a).    Copy of Transfer Agency Agreement between Registrant and American
          Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(a) to Registrant's Post-Effective
          Amendment No. 26 to Registration Statement No. 2-93801, is incorporated herein by reference.

 9(b).    Copy of Shareholder Service Agreement between Registrant and American
          Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(b) to Registrant's Post-Effective
          Amendment No. 26 to Registration Statement No. 2-93801, is incorporated herein by reference.

 9(c).    Copy of Administrative Services Agreement between Registrant and
          American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(c) to Registrant's Post-Effective
          Amendment No. 26 to Registration Statement No. 2-93801, is incorporated herein by reference.

 9(d).    Copy of Agreement and Declaration of Unitholders between IDS Managed
          Retirement Fund, Inc. and Strategist Growth and Income Fund, Inc.
          dated May 13, 1996, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 26 to Registration Statement
          No. 2-93801, is incorporated herein by reference.

 9(g).    Copy of the Class Y Shareholder Service Agreement between IDS Managed
          Retirement Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, is filed electronically herewith.

10. Copy of opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

11.       Independent Auditors' Consent, to be filed electronically herewith.

12.       None.

13.       Letter of IDS/American Express Inc. as sole shareholder, filed as
          Exhibit 13 to Pre-Effective Amendment No. 1 to Registration Statement
          No. 2-93801, is incorporated herein by reference.

14.       Forms of Keogh, IRA and other retirement plans, filed as Exhibits
          14(a) through 14(n) to IDS Growth Fund, Inc., Post-Effective Amendment
          No. 19 to Registration Statement No. 2-54516, are incorporated herein by reference.

15.       Copy of Plan and Agreement of Distribution between Registrant and
          American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment
          No. 26 to Registration Statement No. 2-93801, is incorporated herein by reference.

16. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22(b), filed as Exhibit 16 to Post-Effective Amendment No. 16 to Registration Statement No.
          2-93801, is incorporated herein by reference.

17.       Financial Data Schedule, to be filed electronically herewith.

18. Copy of Plan pursuant to Rule 18f-3 under the 1940 Act, filed electronically as Exhibit 18 to Post-Effective Amendment No. 22 to
          Registration Statement No. 2-93801, is incorporated herein by reference.

19(a). Directors' Power of Attorney, dated January 8, 1997 is filed electronically herewith.

19(b). Officers' Power of Attorney, dated November 1, 1995, to sign amendments to this Registration Statement, filed electronically as
          Exhibit 19(b) to Registrant's Post-Effective Amendment No. 23, is incorporated herein by reference.

19(c). Trustees Power of Attorney, dated January 8, 1997 is filed electronically herewith.

19(d). Officers' Power of Attorney, dated April 11, 1996, to sign amendments to this Registration Statement, filed electronically as Exhibit 19(d) to Registrant's Post-Effective Amendment No. 25, is incorporated herein by reference.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                   (2)
                                                NUMBER OF
                                                 RECORD
                       (1)                    HOLDERS AS OF
                     TITLE OF                  NOVEMBER 6,
                      CLASS                       1997
                    ----------                -------------
          Class A.......................           184,876
          Class B.......................            26,440
          Class Y.......................            14,953


ITEM 27. INDEMNIFICATION

    The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Managed Retirement Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of November, 1997.



                                IDS MANAGED RETIREMENT FUND, INC.

                                By             /s/ WILLIAM R. PEARCE**
                                     ------------------------------------------
                                                 William R. Pearce,
                                               CHIEF EXECUTIVE OFFICER

                                By            /s/ MATTHEW N. KARSTETTER
                                     ------------------------------------------
                                               Matthew N. Karstetter,
                                                      TREASURER




    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of November, 1997.



               SIGNATURE                  CAPACITY
----------------------------------------  --------------------------------------

         /s/ WILLIAM R. PEARCE*           Chairman of the Board
----------------------------------------
           William R. Pearce

          /s/ JOHN R. THOMAS*             Director
----------------------------------------
             John R. Thomas

     /s/ H. BREWSTER ATWATER, JR.*        Director
----------------------------------------
        H. Brewster Atwater, Jr.

          /s/ LYNNE V. CHENEY*            Director
----------------------------------------
            Lynne V. Cheney

         /s/ WILLIAM H. DUDLEY*           Director
----------------------------------------
           William H. Dudley

          /s/ DAVID R. HUBERS*            Director
----------------------------------------
            David R. Hubers

          /s/ HEINZ F. HUTTER*            Director
----------------------------------------
            Heinz F. Hutter

           /s/ ANNE P. JONES*             Director
----------------------------------------
             Anne P. Jones

          /s/ ALAN K. SIMPSON*            Director
----------------------------------------
            Alan K. Simpson

               SIGNATURE                  CAPACITY
----------------------------------------  --------------------------------------

         /s/ EDSON W. SPENCER*            Director
----------------------------------------
            Edson W. Spencer

         /s/ WHEELOCK WHITNEY*            Director
----------------------------------------
            Wheelock Whitney

         /s/ C. ANGUS WURTELE*            Director
----------------------------------------
            C. Angus Wurtele

*Signed pursuant to Directors' Power of Attorney, dated January 8, 1997, filed electronically herewith by:

           /s/ LESLIE L. OGG
----------------------------------------
             Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney, dated November 1, 1995, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No.
  23 to Registration Statement No. 2-93801 by:

           /s/ LESLIE L. OGG
----------------------------------------
             Leslie L. Ogg

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GROWTH AND INCOME TRUST consents to the filing of this Amendment to the Registration Statement of IDS Managed Retirement Fund, Inc. signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of November, 1997.



                                GROWTH AND INCOME TRUST

                                By             /s/ WILLIAM R. PEARCE**
                                     ------------------------------------------
                                                  William R. Pearce
                                               CHIEF EXECUTIVE OFFICER

                                By            /s/ MATTHEW N. KARSTETTER
                                     ------------------------------------------
                                               Matthew N. Karstetter,
                                                      TREASURER




    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of November, 1997.



               SIGNATURE                  CAPACITY
----------------------------------------  --------------------------------------

         /s/ WILLIAM R. PEARCE*           Chairman of the Board
----------------------------------------
           William R. Pearce

          /s/ JOHN R. THOMAS*             Trustee
----------------------------------------
             John R. Thomas

     /s/ H. BREWSTER ATWATER, JR.*        Trustee
----------------------------------------
        H. Brewster Atwater, Jr.

          /s/ LYNNE V. CHENEY*            Trustee
----------------------------------------
            Lynne V. Cheney

         /s/ WILLIAM H. DUDLEY*           Trustee
----------------------------------------
           William H. Dudley

          /s/ DAVID R. HUBERS*            Trustee
----------------------------------------
            David R. Hubers

          /s/ HEINZ F. HUTTER*            Trustee
----------------------------------------
            Heinz F. Hutter

           /s/ ANNE P. JONES*             Trustee
----------------------------------------
             Anne P. Jones

          /s/ ALAN K. SIMPSON*            Trustee
----------------------------------------
            Alan K. Simpson

         /s/ EDSON W. SPENCER*            Trustee
----------------------------------------
            Edson W. Spencer

               SIGNATURE                  CAPACITY
----------------------------------------  --------------------------------------

         /s/ WHEELOCK WHITNEY*            Trustee
----------------------------------------
            Wheelock Whitney

         /s/ C. ANGUS WURTELE*            Trustee
----------------------------------------
            C. Angus Wurtele

*Signed pursuant to Trustees Power of Attorney dated January 8, 1997 is filed electronically as Exhibit 19(c) herewith by:

           /s/ LESLIE L. OGG
----------------------------------------
             Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated April 11, 1996, filed electronically as Exhibit 19(d) to Registrant's Post-Effective Amendment No.
  25 to Registration Statement No. 2-93801 by:

           /s/ LESLIE L. OGG
----------------------------------------
             Leslie L. Ogg

                                 EXHIBIT INDEX



Exhibit 9(g):    Copy of the Class Y Shareholder Service Agreement, dated May 9,
                 1997.

Exhibit 10:      Copy of Opinion and Consent of Counsel.

Exhibit 11:      Independent Auditor's Consent.

Exhibit 17:      Financial Data Schedules.

Exhibit 19(a):   Directors' Power of Attorney, dated January 8, 1997.

Exhibit 19(c):   Trustees' Power of Attorney, dated January 8, 1997.